UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04264

Name of Fund: BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2015

Date of reporting period: 05/31/2015

Item 1 – Report to Stockholders

MAY 31, 2015

ANNUAL REPORT

BlackRock California Municipal Opportunities Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	MAY 31, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended May 31, 2015, market volatility increased from the remarkably low levels seen in recent years, while remaining below the historical average. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond-buying program in 2014 (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Around mid-year, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but a harsh winter brought disappointing first-quarter data and high valuations took their toll on U.S. stocks. Bond yields fell to extreme lows. Although U.S. economic momentum had broadly weakened, the labor market showed signs of improving, which kept investors wondering when to expect the first interest rate hike. In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. However, bouts of higher volatility ensued as Greece’s continued membership in the eurozone again came into question. Oil prices stabilized, allowing emerging market stocks to rebound, although a stronger U.S. dollar continued to be a headwind.

Toward the end of the 12-month period, U.S stock valuations became relatively appealing given the recent strong rally in European shares. Mixed economic data on both sides of the Atlantic drove high volatility in global bond yields. U.S. interest rates returned from the unsustainably low levels reached earlier in 2015, but remained below the historical norm.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.97%	11.81%
U.S. small cap equities (Russell 2000® Index)	6.94	11.32
International equities (MSCI Europe, Australasia, Far East Index)	4.84	(0.48)
Emerging market equities (MSCI Emerging Markets Index)	0.82	(0.01)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.81	5.48
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.09	3.03
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.88	3.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.57	1.96
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2015	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) (formerly known as BlackRock California Municipal Bond Fund) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

On November 14, 2014, the Board of Trustees of the Fund approved changes to the Fund’s name and investment strategies. The Fund changed its name to BlackRock California Municipal Opportunities Fund. Under its new investment strategies, the Fund will continue to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in California municipal bonds. The Fund’s new investment strategies provide greater flexibility to navigate changing market conditions and a diverse interest rate environment. In addition, the Fund’s investment advisor has determined to change the Fund’s secondary benchmark from the Custom California Index to the S&P® California Municipal Bond Index. The investment advisor believes that the new benchmark is more relevant to the Fund’s new investment strategies. These changes became effective on January 26, 2015.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index. The Fund’s Institutional, Investor A and Investor A1 Shares outperformed its secondary benchmark, the S&P® California Municipal Bond Index, while its Investor B, Investor C and Investor C1 Shares underperformed its secondary benchmark. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

The Fund’s overweight positions (above-benchmark weightings) in the health care, transportation, and utilities sectors, all of which outperformed the broader market, had a positive impact on relative performance.

•	Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income.

•

The Fund’s bias toward higher quality bonds detracted from relative performance during the period. While the higher rated credit tiers delivered positive performance, they did not keep pace with the overall market. In contrast, lower rated issues had the greatest price appreciation, as significant inflows into high yield municipal bonds funds caused yield spreads to tighten relative to higher-quality debt.

•

Given that the municipal market performed well during 2014, the Fund’s modest cash reserve detracted from performance during the first half of the period. The market began to weaken in 2015, at which point the cash weighting began to have a more favorable impact on performance.

Describe recent portfolio activity.

•

The Fund’s transition to a flexible strategy was the most significant change during the period. The Fund now employs a more tactical approach with greater flexibility to navigate changing market conditions and diverse interest rate environments. The Fund can now invest up to 50% of its net assets in bonds rated below investment grade at time of purchase. In addition, rather than maintaining a weighted average maturity of more than ten years, the Fund may invest in bonds without any constraints on maturity. It also seeks to dampen interest rate volatility, especially in periods when interest rates are rising.

•

The Fund held a short position in U.S. Treasury futures throughout the period in order to reduce the impact of interest rate fluctuations. (A short position rises in price when the price of the underlying security declines). Following the transition to the flexible strategy, this position was increased substantially. This shift was beneficial to performance in the second half of the period, during which U.S. Treasury yields rose (as prices fell).

Describe portfolio positioning at period end.

•

Relative to the S&P® California Municipal Bond Index, the Fund ended the period with an underweight duration posture, or in other words, an interest-rate sensitivity lower than that of the benchmark. This positioning was achieved, in part, through the short position in U.S. Treasuries. In addition, the Fund maintained a bias in favor of higher quality California issues. At the close of the period, the Fund held a 5% exposure to non-investment grade credits, of which 3.3% was in the tobacco sector. The average coupon rate of the Fund’s municipal bond holdings stood at 5.39% at the close of the period. The Fund continued to hold exposure to tender option bonds in order to increase income while the municipal yield curve was relatively steep and short-term interest rates remained low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	MAY 31, 2015

BlackRock California Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 26, 2015, the Fund’s secondary benchmark, the Custom California Index, was replaced with the S&P® California Municipal Bond Index.

[5]

The Custom California Index is a customized benchmark that reflects the returns of the S&P® California Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those California bonds in the S&P® California Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2015

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.24%	2.06%	1.36%	4.46%	N/A	5.76%	N/A	4.95%	N/A
Investor A	1.91	1.72	1.25	4.25	(0.18)%	5.53	4.62%	4.71	4.25%
Investor A1	2.02	1.86	1.31	4.29	0.11	5.68	4.83	4.87	4.44
Investor B	1.67	1.50	1.00	3.74	(0.26)	5.19	4.86	4.42	4.42
Investor C	1.24	1.03	0.87	3.38	2.38	4.74	4.74	3.93	3.93
Investor C1	1.61	1.44	1.05	3.76	2.76	5.16	5.16	4.35	4.35
S&P® Municipal Bond Index	—	—	0.88	3.25	N/A	4.71	N/A	4.51	N/A
S&P® California Municipal Bond Index	—	—	1.07	3.86	N/A	5.63	N/A	4.84	N/A
Custom California Index	—	—	1.49	4.81	N/A	5.95	N/A	5.00	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2015	5

Fund Summary as of May 31, 2015	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2015, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, but outperformed its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

•

The municipal bond yield curve flattened during the course of the 12-month period, as yields on short-term bonds rose while yields for bonds with maturities of 17 years and higher declined. (Prices and yields move in opposite directions). In this environment, the Fund’s overweight position in longer-dated maturities was a significant contributor to relative performance. Likewise, the Fund’s underweight position in shorter-dated bonds also contributed positively to performance.

•

Overall, the Fund’s slightly short duration positioning was a slight detractor from performance at a time of falling longer-term yields. (Duration is a measure of interest-rate sensitivity.) The Fund was more heavily invested in more highly rated bonds and had a lower weighting in high yield issues, which detracted modestly from performance.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s limited use of leverage provided both incremental return and income at a time of positive returns for the municipal bond market.

•

The Fund’s overweight positions in the health care and education sectors, two of the better performing sectors during the period, helped its results. An underweight position to the tax-backed states sector, which underperformed, also aided performance.

•

The Fund’s underweight positions in the tobacco sector, the best performing sector for the period, detracted from returns. An underweight position in the utilities sector also hurt performance, but to a lesser degree.

Describe recent portfolio activity.

•

The Fund’s investment advisor capitalized on the new-issue market in order to increase the portfolio’s exposure to the education and health care sectors. In addition, the new-issue supply was utilized to capitalize on relative-value opportunities and balance some of the Fund’s older, core holdings. When necessary, bonds with higher valuations were sold as a funding source for these purchases. The Fund’s investment advisor worked to maintain a broadly diversified portfolio of credits, structures and maturities.

Describe portfolio positioning at period end.

•	Relative to the Custom New Jersey Index, the Fund ended the period with a slightly short duration stance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	MAY 31, 2015

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.60%	2.46%	(0.02)%	2.93%	N/A	5.27%	N/A	4.64%	N/A
Service	2.51	2.26	0.02	2.83	N/A	5.11	N/A	4.47	N/A
Investor A	2.40	2.23	(0.07)	2.83	(1.54)%	5.11	4.20%	4.46	4.01%
Investor A1	2.53	2.39	(0.01)	2.95	(1.17)	5.26	4.41	4.62	4.19
Investor C	1.75	1.59	(0.45)	2.04	1.05	4.29	4.29	3.67	3.67
Investor C1	2.15	2.02	(0.26)	2.43	1.44	4.73	4.73	4.09	4.09
S&P® Municipal Bond Index	—	—	0.88	3.25	N/A	4.71	N/A	4.51	N/A
Custom New Jersey Index	—	—	(0.56)	1.41	N/A	4.69	N/A	4.60	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2015	7

Fund Summary as of May 31, 2015	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its secondary benchmark, the Custom Pennsylvania Index, with the exception of Investor C and Investor C1 shares. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

Investment grade bonds represent the bulk of the Fund’s holdings, which contributed significantly to overall results. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period.

•

The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. Its positioning along the yield curve favored longer-dated bonds, which aided performance as these bonds generally outperformed those possessing shorter maturities.

•	Concentrations in the health care, education, and housing-related sectors were among the top contributors to performance.

•	There were no material detractors from performance for the period.

Describe recent portfolio activity.

•

During the period, trading activity was focused on maintaining the Fund’s high level of income. Cash was committed to purchasing bonds that presented attractive income opportunities with compelling valuations relative to their level of credit risk. Capital was primarily deployed in bonds with maturities 20 years or longer that presented opportunities to diversify across sectors and issuers.

Describe portfolio positioning at period end.

•	Relative to the Custom Pennsylvania Index, the Fund ended the period with a neutral duration posture and longer yield curve exposure, and it held an underweight position in the high yield sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	MAY 31, 2015

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.45%	2.33%	1.20%	5.02%	N/A	5.20%	N/A	4.52%	N/A
Service	2.27	2.14	1.11	4.73	N/A	5.01	N/A	4.30	N/A
Investor A	2.18	2.06	1.11	4.73	0.29%	5.00	4.09%	4.30	3.84%
Investor A1	2.33	2.25	1.28	5.00	0.80	5.18	4.33	4.46	4.03
Investor C	1.49	1.46	0.72	4.01	3.01	4.17	4.17	3.50	3.50
Investor C1	1.90	1.83	0.92	4.45	3.45	4.62	4.62	3.92	3.92
S&P® Municipal Bond Index	—	—	0.88	3.25	N/A	4.71	N/A	4.51	N/A
Custom Pennsylvania Index	—	—	1.20	4.57	N/A	5.17	N/A	4.80	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2015	9

Fund Summary as of May 31, 2015	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2015, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

•

The Fund’s shorter duration posture, or lower sensitivity to interest rate movements relative to the benchmark, was the largest detractor from performance. The Fund established this positioning through short positions in futures contracts linked to U.S. Treasuries, with the goal of managing interest rate risk. (A short position rises in value when the price of the underlying security falls, and vice-versa. Bond prices and yields move in opposite directions.)

•

The Fund’s security selection also detracted from performance, particularly in the health care and education sectors. The Fund’s underweight position in securities rated below investment grade, which outperformed, also proved to be a detractor.

•

The Fund’s positions in longer-term bonds, which outperformed short- and intermediate-term issues, made the largest positive contribution to performance. The Fund also benefited from its sector allocations, including its overweight positions in the tobacco, education and health care sectors. In addition, the Fund’s use of leverage through its position in tender option bonds provided both incremental return and income in an environment of low short-term borrowing costs and declining interest rates.

•

The Fund ended the period with an above-average cash position, as the investment advisor sought to build a more defensive positioning ahead of potential interest rate hikes by the U.S. Federal Reserve. Since the cash position was increased late in the period, it did not have a material impact on the Fund’s 12-month performance results.

Describe recent portfolio activity.

•

During the first half of the reporting period, the Fund increased its exposure to longer maturity bonds (those with maturities of 20 years and above). It also slightly increased its allocation to investment grade bonds, while reducing its allocation to issues rated below investment grade. During the second half of the reporting period, the Fund began to reduce its exposure to the long end of the yield curve. In addition, it began to boost its allocation to high yield bonds, particularly tobacco and airport issues. The Fund held a minimal weighting in taxable municipal bonds through the first half of the period, but this allocation subsequently rose as an increase in new issuances led to more attractive yield spreads.

Describe portfolio positioning at period end.

•

The Fund closed the period with a defensive posture, featuring a below-benchmark duration, a higher cash position and an increased weighting in short maturity holdings. The Fund maintained overweight positions in the health care, education and tobacco sectors and underweights in the tax-backed, pre-refunded and utilities sectors. From a credit perspective, the Fund was overweight in cash and bonds rated AA, BBB, BB and B, while its underweights included AAA, A and non-rated bonds. The Fund was overweight in bonds with 4- to 7-year maturities, as well as those with maturities of 25 years and above.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	MAY 31, 2015

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.04%	2.99%	0.43%	2.13%	N/A	5.03%	N/A	4.52%	N/A
Investor A	2.73	2.68	0.31	1.81	(2.52)%	4.76	3.86%	4.27	3.82%
Investor A1	2.99	2.94	0.30	1.94	0.93	4.91	4.70	4.41	4.31
Investor C	2.09	2.04	(0.16)	1.03	0.04	3.97	3.97	3.49	3.49
S&P® Municipal Bond Index	—	—	0.88	3.25	N/A	4.71	N/A	4.51	N/A
S&P® Municipal Bond Investment Grade Index	—	—	0.75	3.02	N/A	4.51	N/A	4.46	N/A
S&P® Municipal Bond High Yield Index	—	—	2.51	6.08	N/A	7.91	N/A	5.42	N/A
Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	0.81	5.15	N/A	8.78	N/A	6.07	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	1.29	4.05	N/A	5.75	N/A	4.88	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2015	11

Portfolio Information as of May 31, 2015

BlackRock California Municipal Opportunities Fund

Sector Allocation	Percent of Long-Term Investments

County/City/Special District/School District	31%
Utilities	25
Health	16
Transportation	11
State	8
Education	6
Tobacco	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	12%
AA/Aa	63
A	20
BBB/Baa	1
B	3
CCC/Caa	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2015	3%
2016	7
2017	5
2018	3
2019	25
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

BlackRock New Jersey Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

Transportation	23%
County/City/Special District/School District	22
Education	18
Health	17
State	12
Corporate	3
Housing	3
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[3]	Percent of Long-Term Investments

AAA/Aaa	6%
AA/Aa	38
A	45
BBB/Baa	3
BB/Ba	2
B	2
N/R4	4

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% of the Fund’s long-term investments.

Call/Maturity Schedule[5]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2015	3%
2016	3
2017	8
2018	8
2019	7

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	ANNUAL REPORT	MAY 31, 2015

Portfolio Information as of May 31, 2015 (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

Health	26%
Education	22
State	13
County/City/Special District/School District	9
Transportation	12
Corporate	10
Housing	4
Utilities	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	1%
AA/Aa	53
A	27
BBB/Baa	13
N/R2	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 3% of the Fund’s long-term investments.

Call/Maturity Schedule[3]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2015	5%
2016	2
2017	6
2018	11
2019	17

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

BlackRock Strategic Municipal Opportunities Fund

Sector Allocation	Percent of Long-Term Investments

County/City/Special District/School District	17%
Education	17
State	15
Transportation	14
Utilities	13
Health	12
Tobacco	8
Corporate	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[4]	Percent of Long-Term Investment

AAA/Aaa	14%
AA/Aa	37
A	21
BBB/Baa	5
BB/Ba	7
B	8
CCC/Caa	1
N/R5	7

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[6]	Percent of Long-Term Investments

Calendar Year Ended December 31,
2015	3%
2016	1
2017	4
2018	—
2019	1

[6]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	MAY 31, 2015	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to the Investor A Shares inception date of October 2, 2006, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Investor A Shares fees.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in BlackRock California Municipal Opportunities Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than ten years reflect this conversion. On June 23, 2015, all issued and outstanding Investor B Shares of BlackRock California Municipal Opportunities Fund were converted into Investor A1 Shares with the same relative aggregate net asset value.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Investor C Shares fees.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1, Investor B, and Investor C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	ANNUAL REPORT	MAY 31, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2014 and held through May 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock California Municipal Opportunities Fund (Including Interest Expense and Fees)	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000	$1,013.60	$3.46	$1,000	$1,021.49	$3.48	0.69%
Investor A	$1,000	$1,012.50	$4.52	$1,000	$1,020.44	$4.53	0.90%
Investor A1	$1,000	$1,013.10	$3.96	$1,000	$1,020.99	$3.98	0.79%
Investor B	$1,000	$1,010.00	$6.26	$1,000	$1,018.70	$6.29	1.25%
Investor C	$1,000	$1,008.70	$8.31	$1,000	$1,016.65	$8.35	1.66%
Investor C1	$1,000	$1,010.50	$6.47	$1,000	$1,018.50	$6.49	1.29%
BlackRock California Municipal Opportunities Fund (Excluding Interest Expense and Fees)
Institutional	$1,000	$1,013.60	$3.16	$1,000	$1,021.79	$3.18	0.63%
Investor A	$1,000	$1,012.50	$4.21	$1,000	$1,020.74	$4.23	0.84%
Investor A1	$1,000	$1,013.10	$3.66	$1,000	$1,021.29	$3.68	0.73%
Investor B	$1,000	$1,010.00	$5.96	$1,000	$1,019.00	$5.99	1.19%
Investor C	$1,000	$1,008.70	$8.01	$1,000	$1,016.95	$8.05	1.60%
Investor C1	$1,000	$1,010.50	$6.17	$1,000	$1,018.80	$6.19	1.23%
BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)
Institutional	$1,000	$999.80	$3.84	$1,000	$1,021.09	$3.88	0.77%
Service	$1,000	$1,000.20	$4.29	$1,000	$1,020.64	$4.33	0.86%
Investor A	$1,000	$999.30	$4.29	$1,000	$1,020.64	$4.33	0.86%
Investor A1	$1,000	$999.90	$3.69	$1,000	$1,021.24	$3.73	0.74%
Investor C	$1,000	$995.50	$8.11	$1,000	$1,016.80	$8.20	1.63%
Investor C1	$1,000	$997.40	$6.22	$1,000	$1,018.70	$6.29	1.25%
BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000	$999.80	$3.74	$1,000	$1,021.19	$3.78	0.75%
Service	$1,000	$1,000.20	$4.19	$1,000	$1,020.74	$4.23	0.84%
Investor A	$1,000	$999.30	$4.19	$1,000	$1,020.74	$4.23	0.84%
Investor A1	$1,000	$999.90	$3.59	$1,000	$1,021.34	$3.63	0.72%
Investor C	$1,000	$995.50	$8.01	$1,000	$1,016.90	$8.10	1.61%
Investor C1	$1,000	$997.40	$6.08	$1,000	$1,018.85	$6.14	1.22%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	MAY 31, 2015	15

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual			Hypothetical[2]
BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000	$1,012.00	$3.91	$1,000	$1,021.04	$3.93	0.78%
Service	$1,000	$1,011.10	$4.81	$1,000	$1,020.14	$4.84	0.96%
Investor A	$1,000	$1,011.10	$4.81	$1,000	$1,020.14	$4.84	0.96%
Investor A1	$1,000	$1,012.80	$4.01	$1,000	$1,020.94	$4.03	0.80%
Investor C	$1,000	$1,007.20	$8.71	$1,000	$1,016.26	$8.75	1.74%
Investor C1	$1,000	$1,009.20	$6.66	$1,000	$1,018.30	$6.69	1.33%
BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000	$1,012.00	$3.56	$1,000	$1,021.39	$3.58	0.71%
Service	$1,000	$1,011.10	$4.46	$1,000	$1,020.49	$4.48	0.89%
Investor A	$1,000	$1,011.10	$4.46	$1,000	$1,020.49	$4.48	0.89%
Investor A1	$1,000	$1,012.80	$3.66	$1,000	$1,021.29	$3.68	0.73%
Investor C	$1,000	$1,007.20	$8.36	$1,000	$1,016.60	$8.40	1.67%
Investor C1	$1,000	$1,009.20	$6.31	$1,000	$1,018.65	$6.34	1.26%
BlackRock Strategic Municipal Opportunities Fund (Including Interest Expense and Fees)
Institutional	$1,000	$1,004.30	$3.20	$1,000	$1,021.74	$3.23	0.64%
Investor A	$1,000	$1,003.10	$4.34	$1,000	$1,020.59	$4.38	0.87%
Investor A1	$1,000	$1,003.00	$3.65	$1,000	$1,021.29	$3.68	0.73%
Investor C	$1,000	$998.40	$8.17	$1,000	$1,016.75	$8.25	1.64%
BlackRock Strategic Municipal Opportunities Fund (Excluding Interest Expense and Fees)
Institutional	$1,000	$1,004.30	$2.95	$1,000	$1,021.99	$2.97	0.59%
Investor A	$1,000	$1,003.10	$4.05	$1,000	$1,020.89	$4.08	0.81%
Investor A1	$1,000	$1,003.00	$3.35	$1,000	$1,021.59	$3.38	0.67%
Investor C	$1,000	$998.40	$7.87	$1,000	$1,017.05	$7.95	1.58%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	ANNUAL REPORT	MAY 31, 2015

The Benefits and Risks of Leveraging

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in Note 3 of the Notes to Financial Statements. In a TOB transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	17

Schedule of Investments May 31, 2015	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 80.3%
County/City/Special District/School District — 26.8%
California Infrastructure & Economic Development Bank, RB, Goodwill Industry San Joaquin, 5.85%, 9/01/37	$3,120	$3,025,870
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/36	1,820	2,195,502
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,000	2,438,380
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	156,407
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,017,800
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	7,032,284
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,880,778
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/39	2,800	3,121,608
County of Orange California Water District, COP, Refunding, Series A, 5.00%, 8/15/32	3,030	3,459,351
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,955	3,563,907
5.50%, 3/01/41	10,450	12,156,694
County of San Mateo California Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/16 (a)	18,500	19,572,445
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	1,600	1,903,168
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/29	1,000	1,156,740
Foothill-De Anza Community College District, GO, Refunding, 5.00%, 8/01/35	3,415	3,938,246
Grossmont Healthcare District, GO, Election of 2006, Series B (a):
6.00%, 7/15/21	2,770	3,484,826
6.13%, 7/15/21	3,045	3,852,960
Irvine California Unified School District, Refunding, Special Tax Bonds (BAM), 5.00%, 9/01/38	2,825	3,187,447
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	5,410	6,304,435
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	6,250	7,461,000
Los Angeles County Metropolitan Transportation Authority, RB, Build America Bonds, 5.74%, 6/01/39	1,500	1,850,445
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	$2,585	$3,149,306
Milpitas Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Redevelopment Project Area No. 1, 5.00%, 9/01/32	3,940	4,600,738
Moreno Valley Unified School District, GO, Series A (AGM), 4.00%, 8/01/40	4,000	4,029,800
Palomar Community College District, GO, Series C, 5.00%, 8/01/44	15,140	17,193,741
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.63%, 8/01/39	5,000	5,643,850
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	3,010	3,454,186
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,455	6,160,222
San Diego Union High School District, GO, 4.00%, 2/01/40	8,000	8,140,400
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,376,805
San Jose California Financing Authority, Refunding LRB, Convention Center Expansion & Renovation Project, Series A, 5.00%, 6/01/39	10,640	11,919,354
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,942,550
San Ramon Valley Unified School District, GO, Election of 2012, 4.00%, 8/01/40	10,000	10,175,500
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,395	5,061,985
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 8/01/40	8,500	8,883,010

		193,491,740
Education — 3.0%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,961,500
San Francisco University, 6.13%, 10/01/30	1,250	1,527,800
Stanford University, Series U-3, 5.00%, 6/01/43	5,010	6,407,840
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 1/01/42	7,000	8,083,880
Vista Charter Middle School, 6.00%, 7/01/44	500	511,205

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	MRB	Mortgage Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ETF	Exchange-Traded Fund	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	RB	Revenue Bonds
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	S/F	Single-Family
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	SIFMA	Securities Industry and Financial Markets
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority		Association
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board	S&P	Standard and Poor’s
CIFG	CDC IXIS Financial Guaranty	ISD	Independent School District	SPDR	Standard & Poor’s Depository Receipts
COP	Certificates of Participation	LRB	Lease Revenue Bonds

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Education (concluded)
California School Finance Authority, RB, Alliance For College-Ready Public Schools Projects, 5.00%, 7/01/45 (b)	$1,335	$1,409,666
University of California, RB, 4.77%, 5/15/15	1,055	996,258

		21,898,149
Health — 11.5%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	3,775	4,427,244
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	5,360	6,131,090
Children’s Hospital, Series A, 5.25%, 11/01/41	7,060	7,816,267
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,320,048
Sutter Health, Series A (BHAC), 5.00%, 11/15/42	14,415	15,209,266
Sutter Health, Series B, 6.00%, 8/15/42	9,680	11,499,066
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,000	2,320,240
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	6,879,180
Stanford Hospital, Series A-3, 5.50%, 11/15/40	10,560	12,446,122
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,615,950
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,521,700

		83,186,173
State — 7.3%
California State Public Works Board, LRB, Various Capital Projects, Series E, 5.00%, 9/01/39	2,000	2,245,420
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,195	5,084,005
6.00%, 4/01/38	15,570	18,282,138
State of California Public Works Board, LRB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	1,240	1,392,160
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,847,000
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,425	2,849,375
Series B, 5.00%, 10/01/39	4,430	4,977,814
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,305,899
Various Capital Projects, Series I, 5.50%, 11/01/33	2,295	2,726,873
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,725	2,077,055

		52,787,739
Tobacco — 3.4%
California County Tobacco Securitization Agency, Refunding RB, Asset-Backed:
Merced County, Series A, 5.25%, 6/01/45	75	61,345
Sonoma County, 5.13%, 6/01/38	100	83,494
Sonoma County, 5.25%, 6/01/45	105	86,748
Municipal Bonds	Par (000)	Value
California (continued)
Tobacco (concluded)
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	$18,910	$16,117,749
Tobacco Securitization Authority of Southern California, Refunding RB, Senior Series A1:
5.00%, 6/01/37	100	84,572
5.13%, 6/01/46	10,000	8,301,900

		24,735,808
Transportation — 8.7%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	2,000	2,840,120
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	5,150	6,013,809
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,070	1,075,040
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,645	1,854,754
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	8,600	9,722,902
5.00%, 5/15/40	11,735	13,236,845
City of Los Angeles Department of Airports, RB:
AMT, 5.00%, 5/15/32	4,620	5,176,202
Series B, 5.00%, 5/15/40	5,100	5,784,522
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	4,620	5,257,283
6.25%, 3/01/34	2,450	2,872,454
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,282,690
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,795,472
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	3,150	3,542,931

		62,455,024
Utilities — 19.6%
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, Series D, 6.57%, 7/01/45	1,500	2,088,420
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	8,897,840
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.38%, 6/01/39	5,060	5,773,106
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,759,619
City of Riverside California Sewer Revenue, RB, Series A, 5.00%, 8/01/40 (c)	7,500	8,259,750
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,616,104
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	8,015	8,598,172
County of Riverside California Public Financing Authority, RB, 5.25%, 11/01/45 (c)	10,000	11,128,700
County of Sacramento California Sanitation Districts Financing Authority, RB:
5.00%, 6/01/16 (a)	8,000	8,374,720
5.00%, 12/01/36	2,890	3,012,189

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	19

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	$4,760	$5,209,772
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	4,235	4,897,735
Los Angeles Department of Water & Power, RB:
Build America Bonds, 6.60%, 7/01/50	1,600	2,269,248
Power System, Sub-Series A-1, 5.25%, 7/01/38	5,270	5,839,898
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	5,000	5,542,550
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,691,150
San Diego County Water Authority, RB, Build America Bonds, Series B, 6.14%, 5/01/49	1,500	1,965,465
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/29	4,000	4,630,400
5.25%, 5/15/34	13,000	14,768,130
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.75%, 8/01/35	5,000	5,845,000
Santa Paula Utility Authority, RB, Series A, 5.00%, 2/01/40	2,000	2,207,980
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	6,395	7,410,206
Upper Santa Clara Valley JT Powers Authority, Refunding RB, Series A, 5.00%, 8/01/35	4,825	5,515,216

		141,301,370
Total Municipal Bonds in California		579,856,003

Puerto Rico — 0.8%
State — 0.5%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	5,000	4,206,150
Utilities — 0.3%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	1,000	1,006,710
5.63%, 5/15/43	1,050	1,042,367

		2,049,077
Total Municipal Bonds in Puerto Rico		6,255,227
Total Municipal Bonds — 81.1%		586,111,230

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 21.5%
County/City/Special District/School District — 5.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	20,000	22,154,000
County of Orange California Water District, COP, Refunding, Series A, 5.25%, 8/15/34	12,200	14,014,994

		36,168,994
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (concluded)
Education — 3.3%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	$10,000	$10,682,400
University of California, RB, Series AM, 5.25%, 5/15/44	11,495	13,269,677

		23,952,077
Health — 5.2%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	15,000	16,414,500
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	18,865	20,832,008

		37,246,508
Transportation — 2.8%
City of Los Angeles Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	8,000	8,782,880
San Francisco Municipal Transportation Agency, RB, 5.00%, 3/01/44	10,000	11,234,600

		20,017,480
Utilities — 5.2%
Anaheim Public Financing Authority, RB, Refunding, Series A, 5.00%, 5/01/39	3,250	3,641,918
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	13,000	14,661,140
Los Angeles Department of Water & Power, RB, Series E, 5.00%, 7/01/44	5,000	5,625,000
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,108	13,685,402

		37,613,460
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.5%		154,998,519
Total Long-Term Investments (Cost — $699,447,056) — 102.6%		741,109,749

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	64,056,937	64,056,937
Total Short-Term Securities (Cost — $64,056,937) — 8.9%		64,056,937
Total Investments (Cost — $763,503,993) — 111.5%		805,166,686
Liabilities in Excess of Other Assets — (1.9)%		(13,505,480)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.6)%		(69,459,258)

Net Assets — 100.0%		$722,201,948

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$11,128,700	$137,200
Wells Fargo Bank N.A.	$8,259,750	$35,025

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	During the year ended May 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at May 31, 2015	Income
BIF California Municipal Money Fund	1,239,217	62,817,720	64,056,937	$6

(f)	Represents the current yield as of report date.

•	As of May 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(510)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$61,060,547	$(342,678)
(890)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$113,641,875	(606,213)
(387)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	$60,226,875	(1,303,566)
Total					$(2,252,457)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$741,109,749	—	$741,109,749
Short-Term Securities	$64,056,937	—	—	64,056,937

Total	$64,056,937	$741,109,749	—	$805,166,686

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,252,457)	—	—	$(2,252,457)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	21

Schedule of Investments (concluded)	BlackRock California Municipal Opportunities Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,997,000	—	—	$2,997,000
Liabilities:
TOB Trust Certificates	—	$(69,452,527)	—	(69,452,527)

Total	$2,997,000	$(69,452,527)	—	$(66,455,527)

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments May 31, 2015	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 94.3%
Corporate — 3.3%
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	$3,500	$3,807,440
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,000	1,118,680
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,445	1,648,196
Series B, 5.60%, 11/01/34	1,000	1,123,980
Series D, 4.88%, 11/01/29	1,000	1,066,840

		8,765,136
County/City/Special District/School District — 18.4%
Carlstadt School District, GO, Refunding:
4.00%, 5/01/29	1,195	1,266,760
4.00%, 5/01/30	1,415	1,489,868
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	1,071,785
(AGM), 4.00%, 11/01/34	500	481,060
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/17 (a)	650	707,148
5.00%, 7/01/17 (a)	155	168,628
5.00%, 7/01/35	600	621,882
5.00%, 7/01/36	145	150,081
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM):
6.00%, 11/01/30	1,090	1,214,380
5.00%, 11/01/20	735	807,442
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,908,120
County of Hudson New Jersey, GO, Refunding, 4.00%, 12/01/30	2,645	2,751,144
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 1/01/46	3,900	4,206,072
County of Union New Jersey, GO, Refunding, County Vocational Technical School, Series C, 3.50%, 3/01/31	1,640	1,674,834
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,312,725
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,216,100
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,092,725
New Jersey Health Care Facilities Financing Authority, Hunterdon Medical Center, LRB, Greystone Park Psychiatric Hospital Project, Series A:
5.00%, 9/15/29	2,000	2,100,960
(AGM), 3.50%, 9/15/31	750	714,037
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/16 (a)	75	78,358
5.00%, 7/01/46	3,025	3,095,392
5.00%, 7/01/31	300	330,348
5.00%, 7/01/45	2,650	2,873,289
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC), 5.50%, 3/01/21 (b)	805	970,749
Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (concluded)
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	$1,775	$1,785,916
Township of Egg Harbor New Jersey School District, GO, Refunding (AGM), 5.75%, 7/15/25	2,000	2,558,240
Township of Franklin New Jersey Board of Education/Somerset County, GO, 3.00%, 2/01/31	4,850	4,630,634
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/31	2,445	2,755,808
5.00%, 7/15/32	350	393,032
Township of Sparta Board of Education, GO, Refunding, 5.00%, 2/15/36	1,350	1,528,497

		48,956,014
Education — 17.8%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects, Series A:
5.00%, 7/01/34	1,200	1,341,036
(AGM), 3.25%, 7/01/35	1,000	953,160
New Jersey EDA, RB:
School Facilities Construction, Series U, 5.00%, 9/01/17 (a)	315	343,911
Rutgers-The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,245,980
School Facilities Construction (AGC), 5.50%, 12/15/18 (a)	965	1,106,382
School Facilities Construction (AGC), 5.50%, 12/15/34	535	602,785
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	185	185,572
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,126,970
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
4.75%, 8/01/24	350	359,408
5.63%, 8/01/34	250	256,735
5.88%, 8/01/44	430	442,547
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A:
5.00%, 9/01/32	3,000	3,093,990
5.00%, 9/01/33	2,750	2,823,617
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,750	4,102,462
Georgian Court University, Series D, 5.00%, 7/01/33	500	528,950
Kean University, Series A, 5.25%, 9/01/29	1,705	1,906,497
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,133,900
Montclair State University, Series A, 5.00%, 7/01/33	2,005	2,280,848
New Jersey City University, Series A, 5.00%, 7/01/40	1,000	1,098,870
Ramapo College, Series B, 5.00%, 7/01/42	560	603,562
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,374,238
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	2,500	3,099,550

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	23

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded):
William Paterson University, Series C (AGC), 5.00%, 7/01/38	$3,200	$3,488,672
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	1,000	1,097,910
Series 1A, 5.00%, 12/01/25	85	89,789
Series 1A, 5.00%, 12/01/26	525	553,408
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,678,065
5.00%, 7/01/40	5,000	5,547,450
5.00%, 7/01/42	915	1,008,321
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	2,500	2,790,400

		47,264,985
Health — 17.4%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,906,628
New Jersey EDA, Refunding RB:
Lions Gate Project, 4.88%, 1/01/29	650	671,860
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	2,000	2,051,700
Seabrook Village, Inc. Facility, 5.25%, 11/15/36	600	610,362
New Jersey Health Care Facilities Financing Authority, RB:
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	460	462,019
Hunterdon Medical Center, Series A, 5.13%, 7/01/16 (a)	1,100	1,156,287
Hunterdon Medical Center, Series A, 5.25%, 7/01/16 (a)	750	789,397
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,850	1,965,070
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,640,777
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/39	1,150	1,252,419
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/43	1,535	1,668,023
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	920	1,051,404
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	4,012,770
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	2,985	3,560,448
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/36 (d)	7,360	2,563,194
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/37 (d)	7,000	2,312,170
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (b)	125	139,550
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,869,136
Holy Name Medical Center, 5.00%, 7/01/25	500	530,720
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,668,000
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	1,500	1,637,760
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,180	4,322,162
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	$1,540	$1,744,158
St. Barnabas Health Care, Series A, 5.00%, 7/01/24	1,000	1,135,040
St. Barnabas Health Care, Series A, 5.00%, 7/01/25	2,230	2,510,601
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	496,239
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	230	223,063
Virtua Health, 5.00%, 7/01/29	285	320,292

		46,271,249
Housing — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	285	295,707
Series U, AMT, 4.90%, 10/01/27	940	959,580
Series U, AMT, 4.95%, 10/01/32	235	239,409
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,822,171
4.38%, 12/01/33	2,515	2,629,508

		5,946,375
State — 12.1%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (d)	10,000	7,736,900
CAB, Series B, 0.00%, 11/01/27 (d)	4,135	2,813,661
Election of 2005, Series A, 5.80%, 11/01/15 (a)	1,000	1,023,490
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,201,223
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (d)	1,675	1,412,444
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,413,360
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,029,740
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,116,357
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	985	1,146,323
School Facilities Construction (AGC), 6.00%, 12/15/34	15	17,201
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,078,335
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (d)	2,000	1,722,740
Cigarette Tax, 5.00%, 6/15/22	1,700	1,932,203
Cigarette Tax, 5.00%, 6/15/29	640	691,994
Lions Gate Project, 5.25%, 1/01/44	370	384,893
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,055,400
5.25%, 6/15/30	1,110	1,167,198
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,094,390

		32,037,852

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation — 20.6%
Delaware River Joint Toll Bridge Commission, Refunding RB, 4.00%, 7/01/34	$1,830	$1,872,730
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,051,869
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	1,500	1,672,695
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/39	1,000	1,088,640
(AGM), 5.13%, 7/01/42	1,000	1,082,570
5.38%, 1/01/43	905	985,056
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35	1,510	1,593,745
Series A, 5.00%, 1/01/31	3,785	4,286,626
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,225,620
Series C (NPFGC), 6.50%, 1/01/16	355	367,602
Series I, 5.00%, 1/01/35	2,500	2,730,025
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32 (d)	10,000	4,021,600
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	5,500	1,847,945
CAB, Transportation System, Series A, 0.00%, 12/15/38 (d)	12,050	3,389,785
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (d)	4,870	1,923,455
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	1,380	449,204
Series B, 5.25%, 6/15/26	1,500	1,578,675
Transportation Program, Series AA, 5.25%, 6/15/31	2,000	2,089,280
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,765,562
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,006,406
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,129,690
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,187,660
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,011,100
JFK International Air Terminal LLC, Special Project, Series 8, 6.00%, 12/01/42	1,000	1,171,120
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,840,248
177th Series, 3.50%, 7/15/37	1,000	926,450
178th Series, 5.00%, 12/01/43	285	309,875
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	313,998
5.00%, 11/01/29	295	316,712
5.00%, 11/01/32	440	465,740
5.00%, 11/01/33	250	264,225
5.00%, 11/01/34	250	264,028
5.00%, 11/01/39	1,500	1,577,025

		54,806,961
Utilities — 2.4%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	500	559,515
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utilities (concluded)
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 8/01/21 (b)(d)	$5,000	$4,465,550
Passaic Valley Water Commission, RB, Water Supply, Series A, 6.00%, 12/15/24	1,195	1,368,454

		6,393,519
Total Municipal Bonds in New Jersey		250,442,091

Puerto Rico — 0.5%
Housing — 0.5%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,210	1,293,708
Total Municipal Bonds — 94.8%		251,735,799

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 4.7%
County/City/Special District/School District — 2.6%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	6,825,924
Transportation — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	5,001	5,123,154
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	534,451

		5,657,605
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.7%		12,483,529
Total Long-Term Investments (Cost — $246,883,207) — 99.5%		264,219,328

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.01% (g)(h)	4,942,792	4,942,792
Total Short-Term Securities (Cost — $4,942,792) — 1.9%		4,942,792
Total Investments (Cost — $251,825,999) — 101.4%		269,162,120
Other Assets Less Liabilities — 1.3%		3,633,478
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.7)%		(7,235,455)

Net Assets — 100.0%		$265,560,143

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	25

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927.

(g)	During the year ended May 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at May 31, 2015	Income
BIF New Jersey Municipal Money Fund	2,097,379	2,845,413	4,942,792	$84

(h)	Represents the current yield as of report date.

•	As of May 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(160)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$20,430,000	$(65,232)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$264,219,328	—	$264,219,328
Short-Term Securities	$4,942,792	—	—	4,942,792

Total	$4,942,792	$264,219,328	—	$269,162,120

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(65,232)	—	—	$(65,232)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$216,000	—	—	$216,000
Liabilities:
TOB Trust Certificates	—	$(7,231,154)	—	(7,231,154)

Total	$216,000	$(7,231,154)	—	$(7,015,154)

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	27

Schedule of Investments May 31, 2015	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 89.1%
Corporate — 10.6%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$5,225	$5,409,547
County of Bradford Pennsylvania IDA, Refunding RB, International Paper Co. Project, Series B, AMT, 5.20%, 12/01/19	1,000	1,016,400
County of Delaware Pennsylvania IDA, RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series C, AMT (NPFGC), 5.00%, 2/01/35	5,670	5,705,948
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	4,015,350
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,348,780
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	10,910,768
Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	11,000	11,773,190
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	300	307,539
Pennsylvania Economic Development Financing Authority, Refunding RB:
Amtrak Project, Series A, 5.00%, 11/01/41	1,510	1,607,093
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,657,964
National Gypson Co., AMT, 5.50%, 11/01/44	1,355	1,386,029

		47,138,608
County/City/Special District/School District — 10.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,412,887
5.00%, 5/01/42	5,400	5,627,340
Bethlehem Area School District, GO, Series A (b):
5.00%, 8/01/34	2,390	2,687,961
5.00%, 8/01/35	1,790	2,005,033
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	600	602,088
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	825	879,203
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	1,950	2,117,720
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,823,550
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (c)	95	109,656
6.00%, 9/01/18 (c)	5	5,771
6.00%, 9/01/18 (c)	5	5,771
6.00%, 9/01/38	6,495	7,330,127
Philipsburg-Osceola Pennsylvania Area School District, GO, (AGM), 5.00%, 4/01/41	1,235	1,286,512
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,535,629
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	2,715	2,937,331
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,980	6,745,201
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (concluded)
Township of Falls Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	$2,115	$2,329,165

		45,440,945
Education — 21.1%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	580	656,908
5.00%, 8/15/25	765	863,723
5.00%, 8/15/26	760	858,078
County of Chester Pennsylvania IDA, Refunding RB, Renaissance Academy Charter, 5.00%, 10/01/34	340	360,679
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,072,370
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,811,693
Villanova University, 5.25%, 12/01/31	600	676,596
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	2,650	2,852,672
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,536,534
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/26	3,300	3,562,680
Thomas Jefferson University, 5.00%, 3/01/40	11,000	11,736,340
University of Science Philadelphia, 5.00%, 11/01/31	1,095	1,231,262
University of Science Philadelphia, 5.00%, 11/01/33	3,405	3,803,555
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,847,003
La Salle University, 5.00%, 5/01/37	1,595	1,682,885
La Salle University, 5.00%, 5/01/42	2,655	2,780,528
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,425	1,601,130
Thomas Jefferson University, 4.00%, 3/01/37	755	762,301
Trustees of the University of Pennsylvania, Series C, 4.75%, 7/15/35	11,630	11,692,221
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/18 (c)	5,000	5,621,900
Widener University, Series A, 5.25%, 7/15/33	2,420	2,635,041
Widener University, Series A, 5.50%, 7/15/38	365	399,737
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	11,238,300
Series A, 5.00%, 8/15/28	5,045	5,495,619
Series A, 5.00%, 8/15/29	2,000	2,173,620
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	765	803,900
5.00%, 7/01/35	630	668,417
5.00%, 7/01/45	450	468,815
5.00%, 7/01/47	1,180	1,238,115

		94,132,622

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health — 17.6%
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	$4,110	$4,928,917
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
5.00%, 1/01/38 (b)	5,400	5,711,688
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,626,258
Diakon Lutheran, 6.38%, 1/01/39	3,000	3,462,420
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	5,000	5,756,650
County of Lancaster Hospital Authority, Refunding RB:
Health Center Masonic Village Project, 5.00%, 11/01/28	790	900,079
Health Center Masonic Village Project, 5.00%, 11/01/35	575	632,075
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,820,717
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	3,255	3,533,433
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	880	881,091
Series A-1, 6.25%, 11/15/29	480	541,469
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,478,709
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	950,642
Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	1,017,800
Series A, 5.25%, 1/15/45 (b)	12,000	12,591,000
Whitemarsh Continuing Care, 5.25%, 1/01/40	2,495	2,512,640
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	730	779,998
5.75%, 5/01/35	1,285	1,388,327
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,316,384
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/20 (c)	6,000	6,986,520
Presbyterian Medical Center, 6.65%, 12/01/19 (d)	2,055	2,319,663
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (c)	3,590	4,257,489
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 5.00%, 6/01/44	3,520	3,867,741
Southcentral General Authority, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (c)	1,780	2,071,653
6.00%, 6/01/29	1,970	2,220,682

		78,554,045
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing — 3.5%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	$485	$485,572
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	4,120	4,057,871
3.70%, 10/01/42	7,530	7,265,622
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 096-A, 4.70%, 10/01/37	1,360	1,369,574
Series 099-A, 5.15%, 4/01/38	2,295	2,404,632

		15,583,271
State — 8.1%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,786,419
Commonwealth of Pennsylvania, GO:
1st Series, 5.00%, 6/15/26	8,820	10,244,694
1st Series, 5.00%, 3/15/29	3,900	4,366,323
2nd Series A, 5.00%, 8/01/17 (c)	6,000	6,516,000
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	5,825	5,849,640
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	5,000	5,313,650

		36,076,726
Transportation — 13.9%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	14,000	15,133,160
AMT (AGM), 5.00%, 6/15/32	9,500	9,931,680
AMT (AGM), 5.00%, 6/15/37	1,250	1,297,687
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	7,500	8,207,475
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (e)	6,740	1,848,041
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (e)	2,225	755,499
Sub-Series A, 6.00%, 12/01/16 (c)	1,200	1,297,884
Sub-Series A, 5.13%, 12/01/26	1,285	1,458,359
Pennsylvania Turnpike Commission, Refunding RB:
Series A-2, 0.57%, 12/01/17 (a)(b)	4,475	4,476,566
Series A-2, 0.72%, 12/01/18 (a)(b)	4,180	4,182,299
Sub-Series A-1, 5.25%, 12/01/45	4,730	5,267,470
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,478,994
5.00%, 6/01/29	4,155	4,586,954

		61,922,068
Utilities — 4.1%
City of Philadelphia Pennsylvania Gas Works, RB:
12th Series B (NPFGC), 7.00%, 5/15/20 (d)	890	1,032,275
9th Series, 5.25%, 8/01/40	3,300	3,633,366
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	1,450	1,598,611
Series C (AGM), 5.00%, 8/01/40	2,650	2,903,181
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	2,090	2,375,160

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	29

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Utilities (concluded)
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	$1,000	$1,109,880
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,104,019
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,343,547

		18,100,039
Total Municipal Bonds in Pennsylvania		396,948,324

Guam — 0.8%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,760	1,950,995
Tobacco — 0.3%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement, Asset-Backed, 5.63%, 6/01/47	1,750	1,459,623
Total Municipal Bonds in Guam		3,410,618
Total Municipal Bonds — 89.9%		400,358,942

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Pennsylvania — 21.7%
Education — 3.6%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	9,280	10,853,424
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	4,448	5,000,864

		15,854,288
Health — 11.3%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	11,433,800
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (concluded)
Health (concluded)
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	$7,460	$8,190,036
Series A, 5.25%, 6/01/39	5,997	6,617,052
Series A-1, 5.13%, 6/01/41	12,570	13,817,698
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	9,380	10,258,249

		50,316,835
Housing — 1.4%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	6,250	6,456,313
State — 5.4%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	10,797	12,101,839
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	11,000	12,155,330

		24,257,169
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.7%		96,884,605
Total Long-Term Investments (Cost — $462,796,932) — 111.6%		497,243,547

Short-Term Securities	Shares
BlackRock Pennsylvania Municipal Money Fund, Institutional Class, 0.01% (g)(h)	19,988,823	19,988,823
Total Short-Term Securities (Cost — $19,988,823) — 4.5%		19,988,823
Total Investments (Cost — $482,785,755) — 116.1%		517,232,370
Liabilities in Excess of Other Assets — (5.7)%		(25,589,047)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.4%)		(46,136,866)

Net Assets — 100.0%		$445,506,457

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Janney Montgomery Scott LLC	$4,692,994	$(14,024)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$12,591,000	$106,680
Pershing LLC	$8,658,865	$3,865
Wells Fargo Bank N.A.	$5,711,688	$35,100

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

30	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

(g)	During the year ended May 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at May 31, 2015	Income
BIF Pennsylvania Municipal Money Fund	524,643	(524,643)	—	—
BlackRock Pennsylvania Municipal Money Fund, Institutional Class	—	19,988,823	19,988,823	—

(h)	Represents the current yield as of report date.

•	As of May 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(145)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$18,514,688	$(82,906)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$497,243,547	—	$497,243,547
Short-Term Securities	$19,988,823	—	—	19,988,823

Total	$19,988,823	$497,243,547	—	$517,232,370

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(82,906)	—	—	$(82,906)

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$195,750	—	—	$195,750
Liabilities:
TOB Trust Certificates	—	$(46,126,645)	—	(46,126,645)

Total	$195,750	$(46,126,645)	—	$(45,930,895)

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	31

Schedule of Investments May 31, 2015	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Providers & Services — 0.7%
AHS Hospital Corp., 5.02%, 7/01/45	$6,500	$6,692,387
Froedtert Health, Inc., Series 15A, 4.69%, 4/01/45	6,000	5,999,112
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45 (a)	6,550	6,749,376
Texas Children’s Hospital, 3.37%, 10/01/29	5,000	5,036,555

		24,477,430
Home Building — 0.1%
HP Communities LLC, 5.78%, 3/15/46 (b)	2,000	2,115,360
Total Corporate Bonds — 0.8%		26,592,790

Municipal Bonds
Alabama — 1.1%
City of Phoenix Alabama IDB, Refunding RB, MeadWestvaco Coated Board Project, Series A, AMT, 4.13%, 5/15/35	10,000	9,651,200
County of Jefferson Alabama Sewer, Refunding RB, Series D:
6.50%, 10/01/53	15,110	17,436,487
Sub-Lien, 7.00%, 10/01/51	3,000	3,582,390
State of Alabama, GO, Refunding Series A, 5.00%, 8/01/23	5,000	6,119,650

		36,789,727
Alaska — 0.4%
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 1/01/21	5,000	5,706,950
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	3,595	3,595,324
5.00%, 6/01/46	4,500	3,510,990

		12,813,264
Arizona — 0.7%
City of Phoenix Arizona IDA, RB, Series A (b):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	2,795	2,834,689
Basis Schools, Inc. Projects, 5.00%, 7/01/45	6,155	6,145,214
Legacy Traditional Schools Project, 6.50%, 7/01/34	965	1,086,908
Legacy Traditional Schools Project, 6.75%, 7/01/44	1,690	1,925,670
City of Phoenix Arizona IDA, Refunding RB, Legacy Traditional School Projects (b):
5.00%, 7/01/35	1,865	1,860,226
5.00%, 7/01/45	1,495	1,469,794
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	5,570,850

		20,893,351
Arkansas — 0.4%
State of Arkansas, GO, 5.00%, 10/01/18	5,000	5,633,900
University of Arkansas, Refunding RB, 5.00%, 3/01/32	5,000	5,757,900

		11,391,800
California — 8.9%
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,922,100
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	6,000	8,520,360
Municipal Bonds	Par (000)	Value
California (continued)
California County Tobacco Securitization Agency, RB, County Securitization, Series A:
5.25%, 6/01/21	$3,580	$3,601,229
6.00%, 6/01/42	885	885,035
California Educational Facilities Authority, Refunding RB, University of Southern California, Series A, 5.00%, 10/01/25 (a)	5,000	6,209,750
California Municipal Finance Authority, RB:
Caritas Affordable Housing, Inc., 5.88%, 8/15/49	1,000	1,088,490
Sycamore Academy Project, 5.38%, 7/01/34 (b)	1,000	1,017,930
Sycamore Academy Project, 5.63%, 7/01/44 (b)	2,760	2,815,918
Urban Discovery Academy Project, 6.00%, 8/01/44 (b)	330	344,632
Urban Discovery Academy Project, 6.13%, 8/01/49 (b)	285	297,988
Vista Charter Middle School, 6.00%, 7/01/44	1,960	2,003,924
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT (b):
5.00%, 7/01/37	5,000	5,296,300
5.00%, 11/21/45	6,465	6,762,907
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	1,000	1,056,090
California School Finance Authority, RB, Series A (b):
6.50%, 11/01/34	1,015	1,042,243
6.75%, 11/01/45	1,395	1,445,513
California State Public Works Board, Refunding RB, Series F, 5.00%, 9/01/19	5,000	5,737,900
California Statewide Communities Development Authority, Refunding RB:
Irvine LLC, UCI-East Campus, 5.00%, 5/15/38	5,000	5,165,300
Loma Linda University Medical Center, 5.25%, 12/01/44	5,000	5,363,400
Loma Linda University Medical Center, 5.50%, 12/01/54	5,000	5,431,600
Series A, 5.25%, 11/01/44	1,250	1,268,975
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/37	585	585,041
Series A, 6.00%, 5/01/43	3,800	3,800,000
Series B, 6.00%, 5/01/37	265	265,019
Series B, 6.00%, 5/01/43	7,425	7,425,594
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	5,000	5,755,000
Chaffey Community College District, GO, Refunding Series A, 5.00%, 6/01/32	5,000	5,716,150
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, AMT, Series A, 5.00%, 5/01/44	5,000	5,391,400
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 9/01/49	1,500	1,599,450
City of Riverside California Sewer Revenue, Refunding RB, Series A, 5.00%, 8/01/40 (a)	5,000	5,506,500
County of Riverside California Transportation Commission, Refunding RB, Series A, 5.25%, 6/01/30	9,000	10,606,860

See Notes to Financial Statements.

32	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
County of Sacramento California Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/34	$5,670	$6,477,351
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/29	5,000	5,890,150
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	3,400	4,044,232
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 6/01/28	6,685	8,377,909
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,426,583
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	35,195	29,998,106
Irvine California Unified School District, Refunding, (BAM), Special Tax Bonds, 5.00%, 9/01/38	5,000	5,641,500
Los Angeles Department of Water & Power, RB, Build America Bonds, 6.60%, 7/01/50	1,600	2,269,248
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 7/01/24	5,000	6,124,500
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	5,000	5,542,550
Port of Los Angeles, RB, Series C, 5.00%, 8/01/39	5,000	5,697,500
San Francisco Community College District, GO, Refunding, 5.00%, 6/15/21	5,000	5,892,800
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	5,000	6,109,250
Southern California Public Power Authority, RB, Project No. 1, Series A, 5.25%, 11/01/19	2,445	2,756,469
State of California, GO, Build America Bonds, Various Purpose, 7.60%, 11/01/40	4,400	6,751,448
State of California, GO, Refunding:
5.00%, 12/01/19	5,000	5,790,750
Various Purposes, 5.00%, 10/01/23	5,000	6,067,550
Various Purposes, 5.00%, 10/01/37	10,000	11,347,700
Various Purposes, 5.00%, 10/01/44	5,000	5,622,550
State of California, GO, Various Purpose, 5.00%, 4/01/43	5,000	5,568,050
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,526,050
University of California, RB, Series AQ, 4.77%, 5/15/15	4,800	4,532,736
University of California, Refunding RB, General, Series AI, 5.00%, 5/15/38	5,330	6,007,496
Victor Valley Community College District, GO, Series C, 0.00%, 8/01/38 (c)	10,000	3,682,500
Walnut Valley Unified School District, GO, Election 2007, Series C, 5.00%, 8/01/39	7,500	8,476,275

		286,549,851
Colorado — 1.0%
Board of Governors of Colorado State University System, RB, Series A, 5.00%, 3/01/45	5,000	5,558,250
Castle Oaks Metropolitan District No.3, GO, 6.25%, 12/01/44	1,825	1,807,991
City & County of Denver Colorado, Refunding RB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,302,900
Municipal Bonds	Par (000)	Value
Colorado (concluded)
City & County of Denver Colorado Airport System Revenue, RB, Series B, 5.00%, 11/15/43	5,000	5,518,100
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	1,009,050
Colorado Educational & Cultural Facilities Authority, RB, Charter Littleton Preparatory School, 5.00%, 12/01/22	185	198,879
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	898,257
5.13%, 11/01/49	765	771,915
University Lab School Project, 5.00%, 12/15/45 (b)	2,500	2,484,425
Colorado Health Facilities Authority, RB, The Evangelical Lutheran Good Samaritan Society Project, 5.63%, 6/01/43	5,000	5,519,500
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	3,520	3,733,981

		32,803,248
Connecticut — 1.7%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45	4,380	4,241,417
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (b)	8,035	8,043,517
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,000	1,999,820
State of Connecticut, GO, Refunding:
Series A, 5.00%, 3/15/26	5,000	5,916,600
5.00%, 6/01/21	5,425	6,354,899
State of Connecticut, GO, Series C:
Series E, 5.00%, 9/01/23	5,000	5,991,600
SIFMA Index, 0.85%, 6/15/18 (d)	6,305	6,306,702
State of Connecticut, Special Tax Revenue, RB, Transportation Infrastructure, Series A:
5.00%, 9/01/20	10,000	11,675,700
5.00%, 9/01/29	5,000	5,811,500

		56,341,755
Delaware — 0.6%
County of New Castle Delaware, GO, Refunding:
5.00%, 10/01/23	5,000	6,141,300
5.00%, 10/01/38	5,000	5,844,300
Public Charter School Receivables Co. LLC, 3.75%, 9/30/15 (b)	1,970	1,968,048
State of Delaware, GO, Refunding Series B, 5.00%, 7/01/23	5,000	6,129,850

		20,083,498
District of Columbia — 1.3%
District of Columbia, GO, Series C, 5.00%, 6/01/38	5,000	5,674,200
District of Columbia Water & Sewer Authority, RB, Series A, 5.00%, 10/01/44	5,000	5,557,250
District of Columbia Water & Sewer Authority, Refunding RB, Series C, 5.00%, 10/01/27	5,000	5,923,100
Metropolitan Washington Airports Authority, RB, Build America Bonds, 7.46%, 10/01/46	5,000	6,854,700
Metropolitan Washington Airports Authority, Refunding RB:
5.00%, 10/01/53	5,000	5,237,800
AMT, Series A, 5.00%, 10/01/24	5,000	5,963,950

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding RB (concluded):
AMT, Series A, 5.00%, 10/01/30	$5,000	$5,631,050

		40,842,050
Florida — 6.0%
Capital Trust Agency, Inc., RB, 1st Mortgage, Silver Creek St. Augustine Project:
8.00%, 1/01/34	550	583,907
8.25%, 1/01/44	940	999,840
8.25%, 1/01/49	3,010	3,199,630
Capital Trust Agency, Inc., RB, Faulk Senior Services, 6.75%, 12/01/44	645	650,031
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	375	377,974
5.00%, 5/01/34	750	756,525
5.13%, 5/01/45	1,030	1,040,908
City of Orlando Florida, RB, Series B, 5.00%, 10/01/46	8,490	9,422,542
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,204,020
County of Brevard Florida Health Facilities Authority, Refunding RB:
5.00%, 4/01/39	5,000	5,365,100
Series A, 5.00%, 4/01/31	5,655	6,171,132
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project (b):
Series A, 8.25%, 5/15/49	1,000	1,190,140
Series B-2, 6.50%, 5/15/20	3,500	3,505,180
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	5,000	5,483,550
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A:
5.00%, 10/01/35	10,000	11,026,500
5.00%, 10/01/36	5,000	5,496,650
(CIFG), 5.00%, 10/01/38	5,000	5,057,100
County of Miami-Dade Florida Educational Facilities Authority, RB, Series A, 5.00%, 4/01/42	5,000	5,417,300
County of Miami-Dade Florida Expressway Authority, RB, Series A, 5.00%, 7/01/39	9,300	10,263,387
County of Miami-Dade Florida IDA, RB, Series A, 5.00%, 6/01/48	10,000	10,326,000
County of Miami-Dade Florida Seaport Department, RB, AMT, Series B, 5.00%, 10/01/22	1,995	2,295,686
County of Miami-Dade Florida Seaport Department, Refunding RB, AMT, Series D, 5.00%, 10/01/22	1,305	1,501,690
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Series A, 5.00%, 10/01/42	5,000	5,437,600
County of Orange Florida Health Facilities Authority, RB, 1st Mortgage Lutheran Tower Project, 5.50%, 7/01/38	1,000	1,027,710
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/26	3,965	4,450,911
5.00%, 8/01/28	5,000	5,523,600
County of Orange Florida Tourist Development Tax Revenue, Refunding (a):
5.00%, 10/01/19	8,680	9,947,367
5.00%, 10/01/20	8,625	10,029,667
Municipal Bonds	Par (000)	Value
Florida (continued)
County of Osceola Florida, RB, Sales Tax, Series A, 5.00%, 10/01/40	5,000	5,544,800
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,153,310
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 5/01/44	2,690	2,726,127
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.00%, 10/01/39	5,000	5,660,950
Florida Development Finance Corp., RB, Series A:
Miami Arts Charter School Project, 5.88%, 6/15/34 (b)	420	427,648
Miami Arts Charter School Project, 6.00%, 6/15/44 (b)	1,900	1,922,382
Renaissance Charter School, 5.75%, 6/15/29	365	364,639
Renaissance Charter School, 6.00%, 6/15/34	440	440,594
Renaissance Charter School, 6.13%, 6/15/44	1,705	1,687,814
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	6,735,540
Heritage Landing Community Development District, Refunding, Special Assessment Bonds:
4.20%, 5/01/31	1,000	970,380
4.35%, 5/01/36	1,000	955,830
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	805	794,141
4.88%, 5/01/35	1,210	1,185,933
4.88%, 5/01/45	2,420	2,325,668
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35 (a)	5,000	5,419,750
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,870	1,962,154
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,583,950
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	155	92,995
Tampa Bay Water, RB, Utility System, 5.00%, 10/01/38	6,095	6,839,992
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (g)	150	110,023
Convertible CAB, Series A3, 0.00%, 5/01/40 (g)	360	215,204
Convertible CAB, Series A4, 0.00%, 5/01/40 (g)	190	84,092
Series 2, 0.00%, 5/01/40 (g)	490	255,408
Series A, 6.38%, 5/01/17	210	208,740
Tolomato Community Development District, Special Assessment Bonds (e)(f):
0.00%, 5/01/40 (g)	800	493,048
6.61%, 5/01/40	535	5
Series 1, 6.38%, 5/01/17	10	10,081
Series 3, 6.38%, 5/01/17	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 5/01/35	2,355	2,310,208
5.63%, 5/01/45	3,750	3,651,900

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Village Center Community Development District, Refunding RB (b):
5.02%, 11/01/36	$1,500	$1,558,110
Little Sumter Service Area, 5.02%, 10/01/36	500	532,780
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	3,115	3,433,696

		194,409,543
Georgia — 0.5%
County of Clayton Georgia Water Authority, Refunding RB, Series A, 5.00%, 5/01/20	5,000	5,818,800
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/18	1,000	1,093,110
5.00%, 4/01/44	10,000	10,745,600

		17,657,510
Guam — 0.3%
Guam Government Waterworks Authority, RB:
5.25%, 7/01/22	525	608,638
5.25%, 7/01/25	1,735	1,996,031
5.00%, 7/01/28	1,250	1,384,312
5.63%, 7/01/40	3,000	3,287,400
Territory of Guam, GO, Series A:
6.00%, 11/15/19	570	625,661
7.00%, 11/15/39	2,390	2,855,691

		10,757,733
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 3/01/44	10,000	10,901,600
Illinois — 2.5%
Chicago Board of Education, GO, Series A, 5.00%, 12/01/42	25,000	22,204,500
Chicago Transit Authority, RB:
Series A, 6.90%, 12/01/40	3,050	3,599,671
Series B, 6.90%, 12/01/40	3,200	3,776,704
City of Chicago Illinois, GO, Refunding:
Series A, 5.00%, 1/01/35	5,000	4,754,000
Series C, 5.00%, 1/01/40	5,000	4,709,850
City of Chicago Illinois, GO, Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	2,500	2,210,875
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, AMT:
Series A, 5.00%, 1/01/22	5,675	6,410,367
Series B, 5.00%, 1/01/22	5,000	5,647,900
County of Cook Illinois, GO, Build America Bonds, Series D, 6.23%, 11/15/34	3,225	3,263,087
Illinois Finance Authority, Refunding RB:
Advocate Health Care, 5.00%, 8/01/38	5,000	5,517,800
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	1,000	1,061,020
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,500	2,627,950
Silver Cross Hospital and Medical Centers, Series C, 5.00%, 8/15/35	5,000	5,354,800
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,170,460
State of Illinois, GO, 5.00%, 5/01/35	7,000	7,120,680

		81,429,664
Indiana — 0.4%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,230,040
Municipal Bonds	Par (000)	Value
Indiana (concluded)
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	750	859,260
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,000	3,333,210
Indianapolis Local Public Improvement Bond Bank, Refunding RB, AMT, 5.00%, 1/01/24	5,000	5,789,000

		12,211,510
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	21,210	22,823,021
5.50%, 12/01/22	2,500	2,662,425
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,064,470
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	6,510	6,167,704
Series C, 5.50%, 6/01/42	2,000	1,742,420
Series C, 5.63%, 6/01/46	4,960	4,372,240

		38,832,280
Kansas — 0.2%
Kansas Development Finance Authority, Refunding RB, Wichita State University Union Corp. Student House Project, Series F-1, 5.00%, 6/01/46	5,000	5,444,550
Kentucky — 0.4%
Lexington-Fayette Urban County Government Public Facilities Corp., Refunding LRB, Eastern State Hospital Project, Series A, 5.00%, 6/01/24	5,000	5,714,500
University of Kentucky, Refunding RB, Series B, 5.00%, 10/01/25	5,000	6,108,550

		11,823,050
Louisiana — 1.2%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	5,000	5,407,200
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (b)	5,920	5,986,422
Louisiana Public Facilities Authority, RB, Loyola University, 5.00%, 10/01/41	5,000	5,361,100
Louisiana Public Facilities Authority, Refunding RB:
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/39	10,000	10,892,500
Hurricane Recovery Program, 5.00%, 6/01/21	10,655	12,498,848

		40,146,070
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,578,750
Maryland — 2.8%
City of Baltimore Maryland, RB, Water Project, Series A, 5.00%, 7/01/43	5,000	5,567,750

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
City of Baltimore Maryland, Refunding RB, Wastewater Project, Series D, 5.00%, 7/01/42	$5,900	$6,574,606
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	600	608,460
5.25%, 7/01/44	1,220	1,234,884
County of Baltimore Maryland, GO, Refunding, Consol Public Improvement, Series B, 5.00%, 8/01/27	5,800	6,997,178
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,850	3,208,131
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,248,811
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,770	1,958,664
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Medstar Health Inc., 5.00%, 8/15/42	10,000	10,906,900
Peninsula Regional Medical Center, 5.00%, 7/01/45	5,000	5,389,550
Western Maryland Health System, 5.00%, 7/01/18	6,195	6,847,024
State of Maryland, GO:
1st Series A, 5.00%, 3/01/19	10,000	11,386,100
1st Series A, 5.00%, 3/01/23	5,000	6,097,450
2nd Series A, 5.00%, 8/01/19	5,000	5,754,300
State of Maryland, GO, Refunding:
1st Series C, 5.00%, 8/01/20	5,145	6,046,970
2nd Series C, 5.00%, 8/01/21	10,000	11,930,000

		91,756,778
Massachusetts — 4.0%
City of Boston Massachusetts, GO, Refunding, Series B:
5.00%, 4/01/25	10,000	12,472,500
5.00%, 4/01/28	5,000	6,053,800
City of Boston Massachusetts, GO, Series A:
5.00%, 4/01/20	5,000	5,834,800
5.00%, 4/01/20	5,000	5,834,800
Commonwealth of Massachusetts, GO, Series A, 5.00%, 5/01/20	5,000	5,823,950
Commonwealth of Massachusetts, RB, Accelerated Bridge Program, Series A:
5.00%, 6/15/21	5,000	5,932,250
5.00%, 6/15/25	10,000	12,151,200
5.00%, 6/15/26	5,000	6,000,950
5.00%, 6/15/27	6,850	8,162,940
Massachusetts Development Finance Agency, RB, Boston Medical Center, Series D, 5.00%, 7/01/44	5,000	5,330,250
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	2,000	2,061,060
Series A, 5.00%, 9/01/43	5,795	6,528,357
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 1/01/24	5,000	5,571,700
Series A, 5.00%, 1/01/22 (a)	10,000	11,124,200
Massachusetts Health & Educational Facilities Authority, RB, Refunding, Series D, 5.50%, 7/01/40	1,000	1,000,540
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 1/01/27	$1,000	$1,002,360
Massachusetts School Building Authority, Refunding RB, Series B, 5.00%, 8/15/30	5,000	5,756,950
Massachusetts Water Resources Authority, Refunding RB, Series F, 5.00%, 8/01/21	10,000	11,836,200
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41	10,000	10,974,500

		129,453,307
Michigan — 0.5%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	1,385	1,421,508
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	3,150	3,295,152
Student Loan Refunding, AMT, 5.00%, 11/01/21	4,090	4,569,062
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	6,010	5,215,538
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	1,725	1,698,987

		16,200,247
Minnesota — 2.1%
County of South Washington Minnesota Independent School District No. 833, GO, Refunding, Series A:
5.00%, 2/01/19	5,120	5,805,875
5.00%, 2/01/21	6,110	7,168,863
Minneapolis Special School District No. 1, Series D, 5.00%, 2/01/18	5,000	5,516,850
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, AMT, Series B:
5.00%, 1/01/25	1,000	1,151,230
5.00%, 1/01/26	1,000	1,139,050
Osseo Independent School District No. 279, GO, Refunding, Series C:
5.00%, 2/01/19	6,370	7,223,325
5.00%, 2/01/20	7,410	8,580,929
5.00%, 2/01/21	7,650	8,984,772
State of Minnesota, GO, Series A:
5.00%, 8/01/21	6,000	7,146,360
5.00%, 8/01/23	5,000	6,119,650
State of Minnesota, Refunding RB, Series B, 5.00%, 3/01/20	5,000	5,799,900
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury:
5.00%, 12/01/34	1,200	1,226,412
5.13%, 12/01/44	500	510,275

		66,373,491
Mississippi — 0.2%
State of Mississippi, GO, Refunding, Series C, 5.00%, 10/01/26	5,000	6,090,500
Missouri — 1.4%
City of State Louis Missouri, Refunding RB, Lambert St. Louis International Airport (NPFGC), 5.50%, 7/01/28	10,000	11,779,800

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri (concluded)
County of Jackson Missouri, Refunding RB, Truman Sports Complex Project:
5.00%, 12/01/19	$7,500	$8,634,675
5.00%, 12/01/20	5,000	5,845,250
5.00%, 12/01/22	5,000	5,971,350
Missouri Highway & Transportation Commission, Refunding RB, Series A:
5.00%, 5/01/21	5,000	5,940,450
5.00%, 5/01/22	5,000	6,029,800

		44,201,325
Nevada — 1.6%
City of Henderson Nevada, GO, Refunding, Water & Sewer Project, 5.00%, 6/01/19 (a)	5,000	5,704,000
City of North Las Vegas Nevada, GO, Build America Bonds, Water Utility Project, 6.57%, 6/01/40	6,095	5,548,827
County of Clark Nevada School District, GO, Refunding, Series A, 5.00%, 6/15/19	10,000	11,383,700
County of Clark Nevada, GO, Refunding, 5.00%, 11/01/32	5,000	5,764,450
Las Vegas Special Improvement District 607, Refunding, Special Assessment, Local Improvement:
5.00%, 6/01/23	420	451,206
5.00%, 6/01/24	295	318,187
Las Vegas Valley Water District, GO, Refunding:
5.00%, 6/01/39	5,000	5,606,300
Series A, 5.00%, 6/01/19 (a)	5,000	5,708,200
Series B, 5.00%, 12/01/19 (a)	5,000	5,768,650
Series B, 5.00%, 12/01/20 (a)	5,000	5,865,300

		52,118,820
New Jersey — 7.3%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,000	5,261,650
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,678,545
New Jersey Economic Development Authority, RB, School Facilities Construction, Series UU:
5.00%, 6/15/27	5,000	5,242,200
5.00%, 6/15/31	5,000	5,150,250
New Jersey EDA, RB, Series A:
ACR Energy Partners, AMT, 10.50%, 6/01/32 (b)(e)(f)	3,500	1,050,000
Leap Academy Charter School, 6.00%, 10/01/34	280	288,240
Leap Academy Charter School, 6.20%, 10/01/44	230	236,373
Leap Academy Charter School, 6.30%, 10/01/49	375	385,320
New Jersey EDA, Refunding RB, School Facilities Construction:
Series NN, 5.00%, 3/01/26	5,000	5,247,600
Series PP, 5.00%, 6/15/18	5,000	5,316,000
New Jersey Educational Facilities Authority, RB, Higher Educational Facilities Trust Fund:
5.00%, 6/15/19	11,835	12,751,266
5.00%, 6/15/24	5,000	5,354,500
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.50%, 6/01/19 (h)	2,000	2,401,880
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, RB, Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,180,599
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care:
5.00%, 7/01/44	5,000	5,365,850
Series A, 5.00%, 7/01/23	1,100	1,263,383
Series A, 5.00%, 7/01/24	3,100	3,518,624
Series A, 5.00%, 7/01/25	1,000	1,125,830
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	20,000	20,078,400
Transportation Program, Series C (AMBAC), 0.00%, 12/15/28 (c)	10,000	5,190,900
Transportation System, Series A, 5.00%, 6/15/42	5,000	5,023,450
Transportation System, Series B, 5.00%, 6/15/42	10,000	10,041,100
Rutgers-The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	5,000	5,670,200
Series L, 5.00%, 5/01/38	450	504,603
State of New Jersey, GO:
5.00%, 6/01/17	6,500	6,942,650
5.00%, 6/01/18	14,940	16,254,720
5.00%, 6/01/19	5,825	6,441,168
5.00%, 6/01/26	20,000	23,052,400
5.00%, 6/01/27	4,800	5,504,208
5.00%, 6/01/28	10,000	11,346,600
5.00%, 6/01/32	10,000	11,140,800
State of New Jersey, GO, Refunding, Series H, 5.25%, 7/01/18	5,000	5,485,900
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	7,500	7,509,975
5.00%, 6/01/29	2,840	2,419,510
5.00%, 6/01/41	39,335	30,058,234

		235,482,928
New Mexico — 0.2%
New Mexico Finance Authority, Refunding RB, 5.00%, 6/15/18	5,000	5,587,100
New York — 12.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	5,000	4,858,350
City of New York New York, GO, Refunding:
Fiscal 2013, Series E, 5.00%, 8/01/24	5,000	5,682,800
Series B, 5.00%, 8/01/24	7,305	8,836,639
City of New York New York Build Resource Corp., RB, 5.00%, 11/01/39	2,500	2,587,275
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	400	426,168
Counties of New York Tobacco Trust IV, Refunding RB, Series A:
5.00%, 6/01/42	1,935	1,678,767
5.00%, 6/01/45	515	437,935
Settlement Pass-Through Turbo, 6.25%, 6/01/41 (b)	35,400	36,118,620
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,000	3,355,350

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	$2,480	$2,312,873
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	3,400	3,362,668
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	2,300	2,335,305
County of Suffolk New York, GO, Refunding, Series B, 5.00%, 10/01/23	5,295	6,329,643
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,314,671
County of Westchester New York Local Development Corp., RB, Pace University, Series A, 5.50%, 5/01/42	2,500	2,878,200
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	21,065	19,323,978
Long Island Power Authority, Refunding RB, Series B, 5.25%, 4/01/19	5,000	5,659,850
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/38	5,000	5,545,100
Metropolitan Transportation Authority, Refunding RB:
Series A, 0.00%, 11/15/30 (c)	10,190	5,999,261
Series B, 5.25%, 11/15/55	10,000	11,340,900
Nassau County Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 6/01/21	6,485	6,445,693
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (b):
Class 1, 5.00%, 11/15/44	39,815	40,626,430
Class 2, 5.15%, 11/15/34	240	257,064
Class 2, 5.38%, 11/15/40	570	615,828
Class 3, 7.25%, 11/15/44	1,655	1,986,927
New York State Dormitory Authority, RB:
Build America Bonds, 5.50%, 3/15/30	6,150	7,239,411
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,953,217
New York University Hospitals Center, Series A, 5.00%, 7/01/43	5,000	5,550,250
Series A, 5.00%, 3/15/29	5,000	5,864,800
New York State Dormitory Authority, Refunding RB:
City University System, Consolidated 5th General Resolution, Series A, 5.50%, 7/01/20	9,500	11,303,765
Group A, Series C, 5.00%, 3/15/20	5,000	5,804,450
Group C, Series C, 5.00%, 3/15/37	5,000	5,611,550
New York University Hospitals Center, 5.00%, 7/01/36	4,350	4,797,093
Pratt Institute, Series A, 5.00%, 7/01/39	5,000	5,554,750
Pratt Institute, Series A, 5.00%, 7/01/44	10,000	11,035,900
St. John’s University, Series A, 5.00%, 7/01/32	5,000	5,660,000
Wyckoff Heights Medical Center, 5.00%, 2/15/21	5,000	5,841,300
Yeshiva University, 5.00%, 9/01/38	1,165	1,168,006
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 6/15/34	5,000	5,778,350
Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 5/01/19	10,000	11,298,400
New York State Urban Development Corp., RB, Series E, 5.00%, 3/15/23	5,000	6,001,550
New York State Urban Development Corp., Refunding RB:
Series A, 5.00%, 3/15/20	5,000	5,804,450
Series A, 5.00%, 3/15/34	5,000	5,680,800
Series A, 5.00%, 3/15/36	5,000	5,631,800
Series D, 5.00%, 3/15/21	5,000	5,891,550
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (b)	1,000	1,014,510
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 178th Series, AMT, 5.00%, 12/01/22	5,025	5,925,932
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 9/01/22	5,000	5,875,250
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
5.00%, 10/15/25	5,000	6,137,100
5.00%, 10/15/26	5,000	6,070,250
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 7/01/42	5,000	5,500,050
Touro College & University, Series B, 5.75%, 1/01/29	1,700	1,711,849
State of New York Thruway Authority, Refunding RB, General, 5.00%, 1/01/32	10,000	11,317,100
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/22	5,000	6,003,250
TSASC, Inc., Refunding RB:
5.00%, 6/01/26	7,000	7,082,740
5.00%, 6/01/34	8,150	7,562,629
Ulster Tobacco Asset Securitization Corp., RB:
6.00%, 6/01/40	1,040	1,039,917
6.45%, 6/01/40 (g)	840	848,786
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	19,800	18,604,476

		393,481,526
North Carolina — 3.1%
City of Charlotte North Carolina, GO, Refunding, 5.00%, 12/01/19 (a)	5,000	5,793,900
County of Wake North Carolina, GO:
5.00%, 9/01/21	5,000	5,972,900
Refunding Series C, 5.00%, 3/01/23	5,575	6,798,657
North Carolina Department of Transportation, RB, I-77 Hot Lanes Project, 5.00%, 6/30/54	5,000	5,246,200
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.13%, 1/01/17	200	205,186
4.30%, 1/01/18	555	577,955
4.50%, 1/01/19	520	549,427
4.75%, 1/01/21	270	288,913
5.00%, 1/01/22	290	310,825
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 5.25%, 1/01/41	2,470	2,546,496

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB (concluded):
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	$2,500	$2,879,000
Vidant Health, 5.00%, 6/01/30	5,000	5,615,050
Vidant Health, 5.00%, 6/01/31	5,000	5,561,550
Vidant Health, 5.00%, 6/01/32	5,000	5,539,450
Vidant Health, 5.00%, 6/01/33	5,000	5,521,800
Vidant Health, 5.00%, 6/01/45	5,000	5,447,700
State of North Carolina, GO, Series A, 5.00%, 6/01/18	5,000	5,584,400
State of North Carolina, Refunding RB, Series C:
5.00%, 5/01/24	5,000	6,081,800
5.00%, 5/01/25	5,000	6,049,000
5.00%, 5/01/27	9,620	11,414,226
University of North Carolina at Chapel Hill, Refunding RB, 3.85%, 12/01/34	5,000	5,136,850
University of North Carolina at Charlotte, Refunding RB, 5.00%, 4/01/45	5,000	5,549,150

		98,670,435
Ohio — 1.7%
American Municipal Power Inc., Refunding RB, Prairie State Energy Campus Project, Series B, 5.00%, 2/15/34 (g)	5,000	5,582,200
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.88%, 6/01/47	35,250	28,482,353
6.50%, 6/01/47	2,500	2,179,375
Ohio State Turnpike Commission, Refunding RB, Series A, 5.50%, 2/15/20	5,000	5,886,100
Ohio University, RB, Athens Taxable, 5.59%, 12/01/14	5,900	6,209,396
University of Cincinnati, RB, Green Bond, Series C, 5.00%, 6/01/39	5,000	5,627,850

		53,967,274
Oklahoma — 0.9%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	1,050	981,278
Oklahoma Capital Improvement Authority, Refunding RB, Series C:
5.00%, 7/01/25	2,000	2,419,620
5.00%, 7/01/26	1,000	1,198,080
5.00%, 7/01/29	1,435	1,679,223
5.00%, 7/01/31	3,000	3,492,300
5.00%, 7/01/32	2,500	2,897,275
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 7/01/45	6,750	7,765,267
Tulsa Airports Improvement Trust, Refunding RB, American Airlines Inc., 5.00%, 6/01/35 (d)	8,320	9,012,640

		29,445,683
Oregon — 1.3%
City of Portland Oregon, GO, Taxable Pension Obligation, Series D, 0.12%, 6/01/19 (d)	3,750	3,651,562
City of Portland Oregon Sewer System Revenue, RB, Series B, 5.00%, 10/01/23	5,000	6,066,450
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A:
5.00%, 10/01/21	5,000	5,948,550
5.00%, 10/01/22	5,000	6,030,350
Municipal Bonds	Par (000)	Value
Oregon (concluded)
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A (concluded):
5.00%, 10/01/23	5,000	6,117,650
5.00%, 10/01/24	5,000	6,156,900
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront:
5.40%, 10/01/44	610	669,493
5.50%, 10/01/49	865	954,450
Tri-County Metropolitan Transportation District, RB, Series A, 5.00%, 10/01/19	5,825	6,629,491

		42,224,896
Pennsylvania — 3.5%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,769,400
City of Philadelphia Pennsylvania, Refunding RB, AMT, Series A, 5.00%, 6/15/18	5,000	5,520,550
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 7/01/36	4,045	4,331,062
5.63%, 7/01/42	3,235	3,433,500
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 3/15/20	5,000	5,717,200
County of Allegheny Pennsylvania, GO, Refunding, Series C, 0.74%, 11/01/26 (d)	5,000	4,795,150
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Anne’s Retirement Community, 5.00%, 4/01/33	1,575	1,615,226
County of Montgomery Pennsylvania IDA, RB, New Hampshire School III Properties Project, 6.50%, 10/01/37	2,200	2,238,896
County of Montgomery Pennsylvania IDA, Refunding RB, Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/45 (a)	5,000	5,246,250
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	9,750	9,871,582
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,350	2,552,124
Pennsylvania Economic Development Financing Authority, RB:
Build America Bonds, Series B, 6.53%, 6/15/39	5,000	5,577,550
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/20	5,000	5,645,900
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/21	5,000	5,676,100
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,712,200
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/22	4,495	5,118,861
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/34	5,035	5,453,962
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/38	10,880	11,684,685

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, Refunding RB:
National Gypson Co., AMT, 5.50%, 11/01/44	$3,250	$3,324,425
UPMC, Series A, 5.00%, 2/01/33	5,000	5,567,250
Pennsylvania HFA, RB, S/F Mortgage, Series 103-C, 4.38%, 4/01/18	1,160	1,235,818
Pennsylvania Turnpike Commission, Refunding RB, 3.33%, 12/01/27 (i)	3,750	3,962,137
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 1/01/27 (i)	3,100	3,373,420

		113,423,248
Puerto Rico — 0.5%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	20,300	17,076,969
Rhode Island — 0.2%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 6/01/40	5,000	5,232,450
South Carolina — 0.4%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School District, 5.00%, 12/01/30	5,005	5,759,654
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.25%, 8/15/46 (b)	1,580	1,577,993
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	5,000	6,526,200

		13,863,847
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, RB, Series B, 5.00%, 11/01/44	6,350	6,927,533
Tennessee — 0.2%
Counties of Nashville and Davidson Tennessee Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series A, 5.00%, 10/01/18	5,000	5,628,650
Texas — 5.5%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	3,730	3,806,689
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,332,275
Central Texas Regional Mobility Authority, Refunding RB, Subordinate Lien, 5.00%, 1/01/23	500	558,950
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/37	5,000	5,425,900
City of Dallas Texas, GO, Refunding:
5.00%, 2/15/23	5,000	6,032,650
5.00%, 2/15/24	5,000	6,071,050
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 7/15/35	7,400	7,681,422
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 7/15/30	1,000	1,169,220
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	3,000	3,483,270
Subordinate Lien, Series A, 5.00%, 7/01/23	5,000	5,788,050
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	3,000	3,168,510
Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas Airport System, Refunding RB, Series C, AMT, 5.00%, 7/15/20	15,950	16,914,337
City of Houston Texas Utility System, Refunding RB, Series D, 5.00%, 11/15/39	5,000	5,677,200
City of Waco Texas, GO, Refunding, 5.00%, 2/01/20	5,000	5,785,200
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 5.75%, 1/01/28	500	564,440
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,325	1,366,115
Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	1,450	1,526,154
Texas Children’s Hospital, 5.00%, 10/01/19 (a)	5,000	5,721,050
Dallas-Fort Worth International Airport, RB, Series A, AMT, 5.00%, 11/01/45	10,000	10,472,900
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	2,145	2,155,081
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	1,880	1,992,217
Frisco Independent School District, GO, Refunding (a):
4.00%, 8/15/18	3,905	4,248,406
5.00%, 8/15/19	5,020	5,752,669
Houston ISD, GO, Refunding, Series A, 5.00%, 2/15/20	5,000	5,778,900
Laredo ISD, GO, Refunding, 5.00%, 8/01/19 (a)	5,170	5,905,794
Lower Colorado River Authority, Refunding RB, Series B, 5.00%, 5/15/28	5,000	5,744,700
New Hope Cultural Education Facilities Corp., RB, Wesleyan Homes Inc. Project:
5.50%, 1/01/43	1,500	1,531,290
5.50%, 1/01/49	1,250	1,264,088
Permanent University Fund, Refunding RB, Series B, 5.00%, 7/01/25	5,000	6,113,050
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22	2,570	2,382,518
San Angelo Independent School District, GO, Refunding, 5.00%, 2/15/25	5,000	6,022,250
State of Texas, GO, Refunding:
5.00%, 10/01/24	5,100	6,195,531
Series A, 5.00%, 10/01/23	5,000	6,087,750
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	10,000	9,412,700
Texas Transportation Commission State Highway Fund, Refunding RB, Series A, 5.00%, 4/01/20	10,000	11,639,000
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 9/01/43	2,000	2,068,340

		176,839,666
Utah — 0.6%
County of Utah Utah, Refunding RB, U.S. Steel Corp. Project, 5.38%, 11/01/15	3,000	3,053,340

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Utah (concluded)
State of Utah, GO, Refunding, 5.00%, 7/01/19	$5,000	$5,749,400
Utah State Charter School Finance Authority, RB, Early Light Academy (b):
5.00%, 7/15/34	530	521,637
5.13%, 7/15/49	4,830	4,734,945
Utah Transit Authority, Refunding RB, Series A, 5.00%, 6/15/24	5,000	6,124,950

		20,184,272
Vermont — 0.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/23	1,000	1,204,200
Virginia — 2.6%
City of Richmond Virginia, Refunding RB, Series A, 5.00%, 1/15/20	5,310	6,156,573
City of Suffolk Virginia, GO, Refunding, 5.00%, 2/01/21	5,135	6,070,751
County of Arlington Virginia, GO, Refunding, Series B, 5.00%, 8/15/23	5,000	6,139,700
County of Fairfax Virginia, GO, Refunding, Series B, 5.00%, 10/01/24	5,000	6,215,250
County of Fairfax Virginia, GO, Series A, 4.00%, 10/01/18	5,000	5,473,100
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,320	1,343,628
Residential Care Facility, 5.00%, 7/01/47	1,985	2,030,834
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
3.38%, 6/01/20	1,000	1,012,930
5.00%, 6/01/22	625	686,056
5.00%, 6/01/23	420	456,393
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.00%, 3/01/23	1,000	986,180
Hampton Roads Sanitation District, Refunding RB, Series A, 5.00%, 7/01/21	5,000	5,931,550
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (b):
5.00%, 3/01/35	2,985	2,962,553
5.00%, 3/01/45	3,060	2,985,703
Shops at White Oak Village Community Development Authority, Special Assessment Bonds, 5.30%, 3/01/17	905	941,644
University of Virginia, RB, Build America Bonds, 6.20%, 9/01/39	5,000	6,929,800
University of Virginia, Refunding RB, Series B, 5.00%, 8/01/21	10,000	11,955,900
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A:
5.00%, 7/01/35	745	793,574
5.00%, 7/01/45	2,215	2,333,325
Virginia Public School Authority, RB, Series III, 5.00%, 4/15/20	5,000	5,816,350
Virginia Public School Authority, Refunding RB, 4.00%, 8/01/20	5,000	5,601,000

		82,822,794
Washington — 1.2%
City of Bellevue Washington, GO, Refunding, 5.00%, 12/01/24	5,000	6,143,550
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, Series A, 5.00%, 2/01/20	5,000	5,785,200
Municipal Bonds	Par (000)	Value
Washington (concluded)
City of Seattle Washington Water System Revenue, Refunding RB, 5.00%, 5/01/19 (a)	10,000	11,410,400
County of King Washington, GO, Refunding, 5.00%, 7/01/20	5,000	5,847,650
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	2,255	2,360,669
State of Washington, GO, Refunding, 5.00%, 7/01/32	5,000	5,791,700

		37,339,169
West Virginia — 0.1%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	4,715	4,050,514
Wisconsin — 0.1%
Public Finance Authority, RB, Rose Villa Project, Series A, 5.75%, 11/15/44	1,190	1,255,224
Wisconsin Health & Educational Facilities Authority, Refunding RB, Mile Bluff Medical Center:
5.50%, 5/01/34	875	917,053
5.75%, 5/01/39	1,060	1,111,558

		3,283,835
Total Municipal Bonds — 83.7%		2,700,632,261

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Arizona — 0.3%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	10,000	11,066,397
California — 5.1%
California Educational Facilities Authority, RB, California Institute Of Technology, 5.00%, 11/01/39	10,000	11,300,381
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 8/15/43	10,000	11,155,175
Stanford Hospital and Clinics, 5.00%, 8/15/51	10,000	11,035,300
Sutter Health, 5.00%, 8/15/52	10,000	11,077,000
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/44	10,000	10,782,800
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,000	10,978,586
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 5/15/35	10,000	11,174,785
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,152,300
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	11,228,278
County of Ventura California Public Financing Authority, Refunding LRB, Series A, 5.00%, 11/01/38	8,450	9,400,366

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California (concluded)
County of Ventura California Public Financing Authority, Refunding RB, Series A, 5.00%, 11/01/43	$8,530	$9,442,020
Fresno Unified School District, GO, 5.00%, 8/01/44	10,000	11,201,000
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 8/01/44	10,000	10,945,800
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 8/01/40	10,000	11,168,581
State of California, GO, Various Purpose, 5.00%, 4/01/43	10,000	11,136,100

		163,178,472
Delaware — 0.4%
County of New Castle Delaware, GO, Refunding, 5.00%, 10/01/45	10,000	11,573,384
District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,114,500
Florida — 0.7%
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB, (AGM), 5.00%, 7/01/42	10,000	10,967,100
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,222,300

		22,189,400
Georgia — 0.7%
City of Atlanta Georgia Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	10,000	11,221,300
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems Inc. Project, Series A, 5.50%, 8/15/54	10,000	11,369,200

		22,590,500
Maryland — 0.7%
City of Baltimore Maryland, RB, Series A, 5.00%, 7/01/43	10,000	11,135,465
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 5/15/43	10,000	11,019,600

		22,155,065
Massachusetts — 0.7%
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 7/01/44	10,000	10,908,600
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/44	10,000	11,271,800

		22,180,400
Minnesota — 0.3%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 1/01/46	10,000	11,119,790
Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 1/01/44	10,000	11,182,788
Metropolitan St. Louis Sewer District, RB, Series B, 5.00%, 5/01/43	10,000	11,228,300

		22,411,088
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Nevada — 0.3%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	11,081,900
New Jersey — 0.4%
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/38	10,000	11,213,400
New York — 1.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	10,000	11,028,900
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/39	10,000	11,312,487
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 2/15/39	10,000	11,286,900
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 3/15/35	10,000	11,337,000

		44,965,287
Oklahoma — 0.4%
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 7/01/45	10,000	11,504,100
Pennsylvania — 0.7%
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	20,000	22,268,200
South Carolina — 0.3%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/41	10,000	11,046,400
Tennessee — 0.3%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	10,976,100
Texas — 1.0%
El Paso County Hospital District, GO, 5.00%, 8/15/43	10,000	10,729,600
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/44	10,000	11,339,067
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	11,138,500

		33,207,167
Virginia — 0.7%
Fairfax County IDA, RB, Inova Health Systems Project, Series A, 5.00%, 5/15/44	10,000	11,137,000
University of Virginia, Refunding RB, Series A-2, 5.00%, 4/01/45	10,000	11,545,100

		22,682,100
Washington — 0.7%
State of Washington, GO, Series A, 5.00%, 8/01/38	10,000	11,239,100
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,160,377

		22,399,477
Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	10,981,800

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	$10,000	$10,881,972

		21,863,772
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.8%		542,786,899

Investment Companies	Shares
Market Vectors High Yield Municipal Index ETF	300,000	9,261,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,707,000
Total Investment Companies — 0.5%		14,968,000
Total Long-Term Investments (Cost — $3,290,043,259) — 101.8%		3,284,979,950
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	224,412,618	224,412,618
Total Short-Term Securities (Cost — $224,412,618) — 6.9%		224,412,618
Total Investments (Cost — $3,514,455,877) — 108.7%		3,509,392,568
Other Assets Less Liabilities — 0.6%		17,663,709
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.3%)		(298,825,187)

Net Assets — 100.0%		$3,228,231,090

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$11,410,400	$51,700
First Southwest Co.	$10,001,075	$39,532
Goldman Sachs & Co.	$5,419,750	$44,250
JPMorgan Securities LLC	$55,493,610	$402,861
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$11,040,150	$53,650
Morgan Stanley & Co. LLC	$17,333,950	$55,750
National Financial Services Group	$5,905,794	$25,591
Wells Fargo Securities, LLC	$5,506,500	$23,350

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)	Security is collateralized by municipal or U.S. Treasury obligations.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(k)	During the year ended May 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Net Activity	Shares Held at May 31, 2015	Income
FFI Institutional Tax-Exempt Fund	128,952,002	95,460,616	224,412,618	$41,008

(l)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	43

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

•	As of May 31, 2015, financial futures contracts outstanding were as follows:

Contracts (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(2,115)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$253,221,681	$(907,320)
(8,032)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$1,025,586,000	(6,104,510)
(1,539)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	$239,506,875	(2,662,525)
(360)	U.S. Ultra Bond	Chicago Board of Trade	September 2015	$57,701,250	(395,294)
Total					$(10,069,649)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$14,968,000	$3,270,011,950	—	$3,284,979,950
Short-Term Securities	224,412,618	—	—	224,412,618

Total	$239,380,618	$3,270,011,950	—	$3,509,392,568

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(10,069,649)	—	—	$(10,069,649)

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$19,347,300	—	—	$19,347,300
Liabilities:
TOB Trust Certificates	—	$(298,789,958)	—	(298,789,958)

Total	$19,347,300	$(298,789,958)	—	$(279,442,658)

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2015

Statements of Assets and Liabilities

May 31, 2015	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$741,109,749	$264,219,328	$497,243,547	$3,284,979,950
Investments at value — affiliated[2]	64,056,937	4,942,792	19,988,823	224,412,618
Cash pledged — financial futures contracts	2,997,000	216,000	195,750	19,347,300
Receivables:
Investments sold	—	—	—	152,639,611
Interest receivable	8,147,345	3,715,633	6,668,661	44,352,505
Capital shares sold	2,280,493	658,738	831,341	11,278,146
Prepaid expenses	48,985	15,141	15,815	152,349

Total assets	818,640,509	273,767,632	524,943,937	3,737,162,479

Liabilities
Payables:
Investments purchased	23,233,804	—	31,522,926	170,043,443
Capital shares redeemed	1,388,784	205,316	397,780	30,797,269
Income dividends	1,139,687	429,374	918,237	2,367,225
Investment advisory fees	224,691	94,427	194,879	1,310,374
Service and distribution fees payable	114,153	48,210	43,444	344,745
Interest expense and fees	6,731	4,301	10,221	35,229
Officer’s and Trustees’ fees	350	—	47	3,898
Other affiliates	1,373	606	1,092	—
Variation margin payable on financial futures contracts	684,067	47,499	43,046	4,446,996
Other accrued expenses payable	192,394	146,602	179,163	792,252

Total accrued liabilities	26,986,034	976,335	33,310,835	210,141,431

Other Liabilities
TOB trust certificates	69,452,527	7,231,154	46,126,645	298,789,958

Total liabilities	96,438,561	8,207,489	79,437,480	508,931,389

Net Assets	$722,201,948	$265,560,143	$445,506,457	$3,228,231,090

Net Assets Consist of
Paid-in capital	$701,411,336	$253,970,531	$439,092,649	$3,245,310,958
Undistributed net investment income	641,484	983,498	755,460	346,066
Accumulated net realized loss	(19,261,108)	(6,664,775)	(28,705,361)	(2,292,976)
Net unrealized appreciation (depreciation)	39,410,236	17,270,889	34,363,709	(15,132,958)

Net Assets	$722,201,948	$265,560,143	$445,506,457	$3,228,231,090

[1] Investments at cost — unaffiliated	$699,447,056	$246,883,207	$462,796,932	$3,290,043,259
[2] Investments at cost — affiliated	$64,056,937	$4,942,792	$19,988,823	$224,412,618

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	45

Statements of Assets and Liabilities (concluded)

May 31, 2015	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Asset Value
Institutional:
Net assets	$315,430,991	$115,135,418	$321,895,711	$2,186,539,919

Shares outstanding, unlimited number of shares authorized, $0.10 par value	25,591,261	10,460,029	28,463,659	194,610,249

Net asset value	$12.33	$11.01	$11.31	$11.24

Service:
Net assets	—	$17,654,095	$8,635,927	—

Shares outstanding, Unlimited number of shares authorized, $0.10 par value	—	1,604,003	763,400	—

Net asset value	—	$11.01	$11.31	—

Investor A:
Net assets	$178,774,087	$66,468,810	$64,720,157	$801,752,946

Shares outstanding, Unlimited number of shares authorized, $0.10 par value	14,516,732	6,033,476	5,717,116	71,391,971

Net asset value	$12.32	$11.02	$11.32	$11.23

Investor A1:
Net assets	$143,878,587	$29,706,945	$16,547,533	$34,264,227

Shares outstanding, unlimited number of shares authorized, $0.10 par value	11,673,207	2,695,676	1,460,981	3,050,143

Net asset value	$12.33	$11.02	$11.33	$11.23

Investor B:
Net assets	$456,308	—	—	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	36,999	—	—	—

Net asset value	$12.33	—	—	—

Investor C:
Net assets	$67,788,927	$28,614,224	$28,972,146	$205,673,998

Shares outstanding, unlimited number of shares authorized, $0.10 par value	5,499,489	2,600,391	2,559,706	18,307,211

Net asset value	$12.33	$11.00	$11.32	$11.23

Investor C1:
Net assets	$15,873,048	$7,980,651	$4,734,983	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,287,668	725,082	418,688	—

Net asset value	$12.33	$11.01	$11.31	—

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2015

Statements of Operations

Year Ended May 31, 2015	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest	$25,720,517	$11,272,108	$20,656,803	$81,071,040
Dividends	—	—	—	667,798
Interest — affiliated	6	84	—	41,008

Total income	25,720,523	11,272,192	20,656,803	81,779,846

Expenses
Investment advisory	3,365,352	1,413,320	2,372,219	12,600,111
Service — Service	—	45,630	20,289	—
Service — Investor A	339,489	145,350	150,404	1,392,579
Service — Investor A1	151,354	30,763	17,130	35,939
Service and distribution — Investor B	3,034	—	—	—
Service and distribution — Investor C	662,224	274,992	266,011	1,696,344
Service and distribution — Investor C1	100,756	49,365	30,742	—
Transfer agent — Institutional	118,277	174,111	561,722	817,961
Transfer agent — Service	—	20,137	7,579	—
Transfer agent — Investor A	33,854	28,518	43,442	169,481
Transfer agent — Investor A1	53,413	13,994	10,343	16,077
Transfer agent — Investor B	1,028	—	—	—
Transfer agent — Investor C	26,463	12,684	14,158	77,171
Transfer agent — Investor C1	6,737	3,568	2,899	—
Accounting services	134,315	58,702	95,228	376,448
Professional	198,542	98,942	100,145	221,555
Registration	83,013	26,000	27,114	359,361
Custodian	35,388	16,650	25,006	114,476
Printing	33,480	35,383	35,978	73,197
Officer and Trustees	22,006	17,443	19,696	46,028
Miscellaneous	41,856	32,904	34,057	84,020

Total expenses excluding interest expense and fees	5,410,581	2,498,456	3,834,162	18,080,748
Interest expense and fees[1]	273,883	60,095	291,126	1,250,303

Total expenses	5,684,464	2,558,551	4,125,288	19,331,051
Less fees waived by the Manager	(273,509)	(183,433)	(22,028)	(1,191,218)
Less transfer agent fees waived and/or reimbursed — class specific	(53,898)	(61,888)	(340,544)	—
Less fees paid indirectly	(31)	(2)	(15)	(357)

Total expenses after fees waived and/or reimbursed and paid indirectly	5,357,026	2,313,228	3,762,701	18,139,476

Net investment income	20,363,497	8,958,964	16,894,102	63,640,370

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,882,807	502,672	1,403,866	32,054,034
Financial futures contracts	3,993,349	(817,317)	(373,435)	(29,694,690)
Capital gain distributions received from affiliated investment companies	125	3,054	—	—
Swaps	—	—	—	(12,490)

	6,876,281	(311,591)	1,030,431	2,346,854

Net change in unrealized appreciation (depreciation) on:
Investments	(2,021,238)	(2,075,581)	2,464,517	(33,658,712)
Financial futures contracts	(1,853,179)	118,312	(101,043)	(6,952,004)
Swaps	—	—	—	(22,974)

	(3,874,417)	(1,957,269)	2,363,474	(40,633,690)

Net realized and unrealized gain (loss)	3,001,864	(2,268,860)	3,393,905	(38,286,836)

Net Increase in Net Assets Resulting from Operations	$23,365,361	$6,690,104	$20,288,007	$25,353,534

[1] Related to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	47

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$20,363,497	$21,569,525
Net realized gain (loss)	6,876,281	(25,697,355)
Net change in unrealized appreciation (depreciation)	(3,874,417)	782,668

Net increase (decrease) in net assets resulting from operations	23,365,361	(3,345,162)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(8,584,705)	(8,031,062)
Investor A	(4,451,295)	(4,595,449)
Investor A1	(5,127,642)	(6,144,174)
Investor B	(17,497)	(65,739)
Investor C	(1,664,851)	(2,100,933)
Investor C1	(483,987)	(620,485)
Net realized gain:
Institutional	—	(1,596,406)
Investor A	—	(1,006,555)
Investor A1	—	(1,375,156)
Investor B	—	(15,021)
Investor C	—	(582,215)
Investor C1	—	(158,915)

Decrease in net assets resulting from distributions to shareholders	(20,329,977)	(26,292,110)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	162,401,511	(168,739,856)

Net Assets
Total increase (decrease) in net assets	165,436,895	(198,377,128)
Beginning of year	556,765,053	755,142,181

End of year	$722,201,948	$556,765,053

Undistributed net investment income, end of year	$641,484	$576,072

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2015

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$8,958,964	$9,023,622
Net realized loss	(311,591)	(4,099,756)
Net change in unrealized appreciation (depreciation)	(1,957,269)	(844,236)

Net increase in net assets resulting from operations	6,690,104	4,079,630

Distributions to Shareholders From[1]
Net investment income:
Institutional	(4,127,196)	(4,166,294)
Service	(642,597)	(695,263)
Investor A	(2,042,667)	(1,694,910)
Investor A1	(1,120,575)	(1,298,776)
Investor B	—	(154)
Investor B1	—	(844)
Investor C	(756,002)	(804,734)
Investor C1	(258,085)	(307,553)

Decrease in net assets resulting from distributions to shareholders	(8,947,122)	(8,968,528)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	29,319,393	(26,638,117)

Net Assets
Total increase (decrease) in net assets	27,062,375	(31,527,015)
Beginning of year	238,497,768	270,024,783

End of year	$265,560,143	$238,497,768

Undistributed net investment income, end of year	$983,498	$833,473

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	49

Statements of Changes in Net Assets

	BlackRock Pennsylvania Municipal Bond Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$16,894,102	$18,893,357
Net realized gain (loss)	1,030,431	(7,436,082)
Net change in unrealized appreciation (depreciation)	2,363,474	(11,916,057)

Net increase (decrease) in net assets resulting from operations	20,288,007	(458,782)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(12,633,797)	(14,461,048)
Service	(311,235)	(292,552)
Investor A	(2,307,571)	(2,279,593)
Investor A1	(685,948)	(790,660)
Investor B	—	(106)
Investor B1	—	(533)
Investor C	(811,404)	(876,193)
Investor C1	(178,034)	(227,290)

Decrease in net assets resulting from distributions to shareholders	(16,927,989)	(18,927,975)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	19,339,905	(86,889,862)

Net Assets
Total increase (decrease) in net assets	22,699,923	(106,276,619)
Beginning of year	422,806,534	529,083,153

End of year	$445,506,457	$422,806,534

Undistributed net investment income, end of year	$755,460	$840,664

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2015

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$63,640,370	$21,299,717
Net realized gain	2,346,854	3,750,645
Net change in unrealized appreciation (depreciation)	(40,633,690)	(4,856,588)

Net increase in net assets resulting from operations	25,353,534	20,193,774

Distributions to Shareholders From[1]
Net investment income:
Institutional	(44,989,782)	(12,315,644)
Investor A	(14,289,781)	(5,729,443)
Investor A1	(960,809)	(1,160,124)
Investor B	—	(564)
Investor C	(3,030,578)	(2,188,161)
Net realized gain:
Institutional	(5,181,091)	(2,608,678)
Investor A	(1,756,714)	(1,484,002)
Investor A1	(112,733)	(307,374)
Investor C	(544,597)	(771,646)

Decrease in net assets resulting from distributions to shareholders	(70,866,085)	(26,565,636)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,877,821,358	557,996,806

Net Assets
Total increase in net assets	1,832,308,807	551,624,944
Beginning of year	1,395,922,283	844,297,339

End of year	$3,228,231,090	$1,395,922,283

Undistributed net investment income, end of year	$346,066	$38,578

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	51

Financial Highlights	BlackRock California Municipal Opportunities Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.22	$12.54	$12.48	$11.20	$11.54	$12.21	$12.53	$12.47	$11.19	$11.53

Net investment income[1]	0.43	0.47	0.45	0.53	0.55	0.40	0.45	0.42	0.49	0.53
Net realized and unrealized gain (loss)	0.11	(0.22)	0.09	1.28	(0.34)	0.11	(0.23)	0.09	1.29	(0.35)

Net increase from investment operations	0.54	0.25	0.54	1.81	0.21	0.51	0.22	0.51	1.78	0.18

Distributions from:[2]
Net investment income	(0.43)	(0.47)	(0.46)	(0.53)	(0.55)	(0.40)	(0.44)	(0.43)	(0.50)	(0.52)
Net realized gain	—	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—	—

Total distributions	(0.43)	(0.57)	(0.48)	(0.53)	(0.55)	(0.40)	(0.54)	(0.45)	(0.50)	(0.52)

Net asset value, end of year	$12.33	$12.22	$12.54	$12.48	$11.20	$12.32	$12.21	$12.53	$12.47	$11.19

Total Return[3]
Based on net asset value	4.46%	2.31%	4.26%	16.55%	1.89%	4.25%	2.13%	4.02%	16.29%	1.65%

Ratios to Average Net Assets
Total expenses	0.73%	0.81%	0.73%	0.78%	0.83%	0.95%	0.99%	0.96%	1.01%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	0.81%	0.72%	0.78%	0.83%	0.88%	0.99%	0.96%	1.01%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.64%	0.73%	0.65%	0.68%	0.70%	0.84%	0.91%	0.88%	0.91%	0.94%

Net investment income	3.49%	3.96%	3.54%	4.44%	4.90%	3.28%	3.79%	3.32%	4.19%	4.66%

Supplemental Data
Net assets, end of year (000)	$315,431	$206,904	$293,150	$174,726	$87,977	$178,774	$111,545	$166,056	$117,051	$56,575

Borrowings outstanding, end of year (000)	$69,453	$23,653	$101,940	$64,129	$59,468	$69,453	$23,653	$101,940	$64,129	$59,468

Asset coverage, end of year $1,000	$11,398	$24,539	$8,408	$9,891	$7,396	$11,398	$24,539	$8,408	$9,891	$7,396

Portfolio turnover rate	70%	33%	51%	42%	41%	70%	33%	51%	42%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2015

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor A1					Investor B
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.23	$12.54	$12.48	$11.20	$11.54	$12.23	$12.55	$12.49	$11.21	$11.55

Net investment income[1]	0.42	0.46	0.44	0.52	0.54	0.35	0.41	0.39	0.45	0.50
Net realized and unrealized gain (loss)	0.10	(0.21)	0.09	1.28	(0.34)	0.10	(0.22)	0.08	1.30	(0.35)

Net increase from investment operations	0.52	0.25	0.53	1.80	0.20	0.45	0.19	0.47	1.75	0.15

Distributions from:[2]
Net investment income	(0.42)	(0.46)	(0.45)	(0.52)	(0.54)	(0.35)	(0.41)	(0.39)	(0.47)	(0.49)
Net realized gain	—	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—	—

Total distributions	(0.42)	(0.56)	(0.47)	(0.52)	(0.54)	(0.35)	(0.51)	(0.41)	(0.47)	(0.49)

Net asset value, end of year	$12.33	$12.23	$12.54	$12.48	$11.20	$12.33	$12.23	$12.55	$12.49	$11.21

Total Return[3]
Based on net asset value	4.29%	2.36%	4.17%	16.45%	1.82%	3.74%	1.82%	3.73%	15.94%	1.39%

Ratios to Average Net Assets
Total expenses	0.81%	0.84%	0.82%	0.87%	0.91%	1.34%	1.30%	1.25%	1.31%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77%	0.84%	0.81%	0.86%	0.91%	1.30%	1.30%	1.24%	1.30%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.73%	0.76%	0.74%	0.77%	0.78%	1.25%	1.22%	1.17%	1.21%	1.20%

Net investment income	3.39%	3.94%	3.48%	4.42%	4.81%	2.84%	3.49%	3.07%	3.83%	4.37%

Supplemental Data
Net assets, end of year (000)	$143,879	$154,845	$177,677	$183,008	$169,576	$456	$947	$3,570	$7,382	$11,626

Borrowings outstanding, end of year (000)	$69,453	$23,653	$101,940	$64,129	$59,468	$69,453	$23,653	$101,940	$64,129	$59,468

Asset coverage, end of year $1,000	$11,398	$24,539	$8,408	$9,891	$7,396	$11,398	$24,539	$8,408	$9,891	$7,396

Portfolio turnover rate	70%	33%	51%	42%	41%	70%	33%	51%	42%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	53

Financial Highlights (concluded)	BlackRock California Municipal Opportunities Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$12.23	$12.54	$12.48	$11.20	$11.54	$12.23	$12.54	$12.48	$11.20	$11.54

Net investment income[1]	0.31	0.36	0.32	0.41	0.44	0.36	0.40	0.38	0.46	0.49
Net realized and unrealized gain (loss)	0.10	(0.21)	0.09	1.29	(0.34)	0.10	(0.21)	0.09	1.28	(0.35)

Net increase from investment operations	0.41	0.15	0.41	1.70	0.10	0.46	0.19	0.47	1.74	0.14

Distributions from:[2]
Net investment income	(0.31)	(0.36)	(0.33)	(0.42)	(0.44)	(0.36)	(0.40)	(0.39)	(0.46)	(0.48)
Net realized gain	—	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—	—

Total distributions	(0.31)	(0.46)	(0.35)	(0.42)	(0.44)	(0.36)	(0.50)	(0.41)	(0.46)	(0.48)

Net asset value, end of year	$12.33	$12.23	$12.54	$12.48	$11.20	$12.33	$12.23	$12.54	$12.48	$11.20

Total Return[3]
Based on net asset value	3.38%	1.44%	3.23%	15.42%	0.91%	3.76%	1.85%	3.65%	15.87%	1.31%

Ratios to Average Net Assets
Total expenses	1.72%	1.75%	1.73%	1.76%	1.81%	1.32%	1.34%	1.32%	1.37%	1.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64%	1.75%	1.72%	1.76%	1.81%	1.27%	1.34%	1.31%	1.37%	1.40%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.60%	1.67%	1.64%	1.66%	1.68%	1.23%	1.26%	1.24%	1.27%	1.28%

Net investment income	2.52%	3.03%	2.56%	3.45%	3.91%	2.89%	3.44%	2.98%	3.93%	4.29%

Supplemental Data
Net assets, end of year (000)	$67,789	$65,203	$92,635	$63,515	$30,434	$15,873	$17,320	$22,054	$24,486	$24,195

Borrowings outstanding, end of year (000)	$69,453	$23,653	$101,940	$64,129	$59,468	$69,453	$23,653	$101,940	$64,129	$59,468

Asset coverage, end of year $1,000	$11,398	$24,539	$8,408	$9,891	$7,396	$11,398	$24,539	$8,408	$9,891	$7,396

Portfolio turnover rate	70%	33%	51%	42%	41%	70%	33%	51%	42%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

54	ANNUAL REPORT	MAY 31, 2015

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional						Service
	Year Ended May 31,						Year Ended May 31,
	2015	2014	2013	2012		2011	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$11.09	$11.22	$11.26	$10.18		$10.45	$11.09	$11.22	$11.26	$10.17		$10.45

Net investment income[1]	0.41	0.43	0.43	0.45		0.48	0.39	0.42	0.41	0.43		0.46
Net realized and unrealized gain (loss)	(0.08)	(0.13)	(0.02)	1.09		(0.27)	(0.08)	(0.14)	(0.01)	1.10		(0.28)

Net increase from investment operations	0.33	0.30	0.41	1.54		0.21	0.31	0.28	0.40	1.53		0.18

Distributions from net investment income[2]	(0.41)	(0.43)	(0.45)	(0.46)		(0.48)	(0.39)	(0.41)	(0.44)	(0.44)		(0.46)

Net asset value, end of year	$11.01	$11.09	$11.22	$11.26		$10.18	$11.01	$11.09	$11.22	$11.26		$10.17

Total Return[3]
Based on net asset value	2.93%	2.89%	3.56%	15.41%		2.10%	2.83%	2.78%	3.47%	15.31%		1.76%

Ratios to Average Net Assets
Total expenses	0.84%	0.83%	0.83%	0.82%		0.83%	1.04%	1.04%	1.03%	1.02%		1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77%	0.79%	0.79%	0.68%		0.62%	0.86%	0.90%	0.89%	0.88%		0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.74% [4]	0.76% [4]	0.78% [4]	0.68%	[4]	0.62%	0.84% [4]	0.87% [4]	0.87% [4]	0.87%	[4]	0.86%

Net investment income	3.62%	4.04%	3.74%	4.19%		4.72%	3.53%	3.94%	3.64%	4.00%		4.50%

Supplemental Data
Net assets, end of year (000)	$115,135	$109,182	$120,851	$119,558		$114,377	$17,654	$17,881	$19,388	$14,375		$12,804

Borrowings outstanding, end of year (000)	$7,231	$7,231	$7,610	$3,860		—	$7,231	$7,231	$7,610	$3,860		—

Asset coverage, end of year $1,000	$37,724	$33,982	$36,483	$64,340		—	$37,724	$33,982	$36,483	$64,340		—

Portfolio turnover rate	14%	12%	8%	18%		14%	14%	12%	8%	18%		14%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	55

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A						Investor A1
	Year Ended May 31,						Year Ended May 31,
	2015	2014	2013	2012		2011	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$11.10	$11.23	$11.27	$10.19		$10.46	$11.10	$11.23	$11.27	$10.19		$10.46

Net investment income[1]	0.39	0.42	0.41	0.43		0.46	0.41	0.43	0.43	0.44		0.48
Net realized and unrealized gain (loss)	(0.08)	(0.14)	(0.01)	1.09		(0.27)	(0.08)	(0.13)	(0.02)	1.09		(0.28)

Net increase from investment operations	0.31	0.28	0.40	1.52		0.19	0.33	0.30	0.41	1.53		0.20

Distributions from net investment income[2]	(0.39)	(0.41)	(0.44)	(0.44)		(0.46)	(0.41)	(0.43)	(0.45)	(0.45)		(0.47)

Net asset value, end of year	$11.02	$11.10	$11.23	$11.27		$10.19	$11.02	$11.10	$11.23	$11.27		$10.19

Total Return[3]
Based on net asset value	2.83%	2.78%	3.47%	15.18%		1.86%	2.95%	2.93%	3.62%	15.35%		2.02%

Ratios to Average Net Assets
Total expenses	0.98%	0.99%	0.97%	0.95%		0.96%	0.83%	0.83%	0.82%	0.82%		0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%	0.90%	0.89%	0.88%		0.87%	0.74%	0.75%	0.74%	0.73%		0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.84% [4]	0.87% [4]	0.87% [4]	0.87%	[4]	0.87%	0.72% [4]	0.72% [4]	0.72% [4]	0.72%	[4]	0.71%

Net investment income	3.52%	3.93%	3.64%	3.98%		4.48%	3.65%	4.09%	3.80%	4.14%		4.64%

Supplemental Data
Net assets, end of year (000)	$66,469	$45,073	$53,521	$37,824		$27,441	$29,707	$31,338	$34,941	$36,387		$33,063

Borrowings outstanding, end of year (000)	$7,231	$7,231	$7,610	$3,860		—	$7,231	$7,231	$7,610	$3,860		—

Asset coverage, end of year $1,000	$37,724	$33,982	$36,483	$64,340		—	$37,724	$33,982	$36,483	$64,340		—

Portfolio turnover rate	14%	12%	8%	18%		14%	14%	12%	8%	18%		14%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

56	ANNUAL REPORT	MAY 31, 2015

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C						Investor C1
	Year Ended May 31,						Year Ended May 31,
	2015	2014	2013	2012		2011	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$11.08	$11.21	$11.25	$10.17		$10.45	$11.09	$11.22	$11.26	$10.17		$10.45

Net investment income[1]	0.31	0.34	0.33	0.34		0.38	0.35	0.38	0.38	0.39		0.42
Net realized and unrealized gain (loss)	(0.08)	(0.14)	(0.02)	1.09		(0.28)	(0.08)	(0.13)	(0.02)	1.10		(0.28)

Net increase from investment operations	0.23	0.20	0.31	1.43		0.10	0.27	0.25	0.36	1.49		0.14

Distributions from net investment income[2]	(0.31)	(0.33)	(0.35)	(0.35)		(0.38)	(0.35)	(0.38)	(0.40)	(0.40)		(0.42)

Net asset value, end of year	$11.00	$11.08	$11.21	$11.25		$10.17	$11.01	$11.09	$11.22	$11.26		$10.17

Total Return[3]
Based on net asset value	2.04%	1.99%	2.68%	14.33%		0.98%	2.43%	2.41%	3.10%	14.89%		1.40%

Ratios to Average Net Assets
Total expenses	1.73%	1.73%	1.72%	1.71%		1.71%	1.33%	1.32%	1.32%	1.31%		1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.63%	1.67%	1.66%	1.65%		1.64%	1.25%	1.26%	1.25%	1.24%		1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.61% [4]	1.64% [4]	1.64% [4]	1.64%	[4]	1.64%	1.23% [4]	1.23% [4]	1.23% [4]	1.23%	[4]	1.22%

Net investment income	2.75%	3.16%	2.87%	3.22%		3.71%	3.14%	3.58%	3.29%	3.65%		4.14%

Supplemental Data
Net assets, end of year (000)	$28,614	$26,429	$30,139	$22,635		$17,639	$7,981	$8,594	$10,070	$11,228		$12,948

Borrowings outstanding, end of year (000)	$7,231	$7,231	$7,610	$3,860		—	$7,231	$7,231	$7,610	$3,860		—

Asset coverage, end of year $1,000	$37,724	$33,982	$36,483	$64,340		—	$37,724	$33,982	$36,483	$64,340		—

Portfolio turnover rate	14%	12%	8%	18%		14%	14%	12%	8%	18%		14%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	57

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional					Service
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.21	$11.54	$11.60	$10.62	$10.93	$11.22	$11.54	$11.60	$10.62	$10.93

Net investment income[1]	0.46	0.47	0.49	0.51	0.52	0.44	0.45	0.46	0.48	0.49
Net realized and unrealized gain (loss)	0.10	(0.33)	(0.06)	0.98	(0.31)	0.09	(0.32)	(0.05)	0.98	(0.30)

Net increase from investment operations	0.56	0.14	0.43	1.49	0.21	0.53	0.13	0.41	1.46	0.19

Distributions from net investment income[2]	(0.46)	(0.47)	(0.49)	(0.51)	(0.52)	(0.44)	(0.45)	(0.47)	(0.48)	(0.50)

Net asset value, end of year	$11.31	$11.21	$11.54	$11.60	$10.62	$11.31	$11.22	$11.54	$11.60	$10.62

Total Return[3]
Based on net asset value	5.02%	1.50%	3.71%	14.29%	1.99%	4.73%	1.41%	3.53%	14.05%	1.81%

Ratios to Average Net Assets
Total expenses	0.87%	0.87%	0.92%	0.91%	0.91%	1.04%	1.04%	1.10%	1.10%	1.08%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.78%	0.82%	0.78%	0.71%	0.96%	0.96%	1.00%	0.99%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.71%	0.71%	0.71%	0.67%	0.62%	0.89%	0.89%	0.89%	0.89%	0.82%

Net investment income	4.01%	4.39%	4.16%	4.58%	4.86%	3.83%	4.20%	3.97%	4.34%	4.71%

Supplemental Data
Net assets, end of year (000)	$321,896	$311,954	$397,618	$403,032	$387,251	$8,636	$7,422	$7,973	$3,912	$2,648

Borrowings outstanding, end of year (000)	$46,127	$46,127	$81,102	$80,452	$68,102	$46,127	$46,127	$81,102	$80,452	$68,102

Asset coverage, end of year $1,000	$10,658	$10,166	$7,524	$7,297	$7,945	$10,658	$10,166	$7,524	$7,297	$7,945

Portfolio turnover rate	18%	11%	10%	24%	25%	18%	11%	10%	24%	25%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

58	ANNUAL REPORT	MAY 31, 2015

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A					Investor A1
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.23	$11.55	$11.61	$10.63	$10.94	$11.23	$11.55	$11.61	$10.63	$10.94

Net investment income[1]	0.44	0.46	0.46	0.49	0.49	0.46	0.47	0.49	0.51	0.51
Net realized and unrealized gain (loss)	0.09	(0.33)	(0.05)	0.97	(0.31)	0.10	(0.32)	(0.06)	0.97	(0.31)

Net increase from investment operations	0.53	0.13	0.41	1.46	0.18	0.56	0.15	0.43	1.48	0.20

Distributions from net investment income[2]	(0.44)	(0.45)	(0.47)	(0.48)	(0.49)	(0.46)	(0.47)	(0.49)	(0.50)	(0.51)

Net asset value, end of year	$11.32	$11.23	$11.55	$11.61	$10.63	$11.33	$11.23	$11.55	$11.61	$10.63

Total Return[3]
Based on net asset value	4.73%	1.41%	3.53%	14.04%	1.76%	5.00%	1.57%	3.69%	14.22%	1.94%

Ratios to Average Net Assets
Total expenses	1.02%	1.02%	1.06%	1.03%	1.02%	0.86%	0.86%	0.89%	0.89%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	0.96%	1.00%	0.99%	0.94%	0.80%	0.80%	0.84%	0.83%	0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.89%	0.89%	0.89%	0.89%	0.85%	0.73%	0.73%	0.73%	0.73%	0.67%

Net investment income	3.83%	4.20%	3.97%	4.36%	4.63%	4.00%	4.37%	4.14%	4.52%	4.81%

Supplemental Data
Net assets, end of year (000)	$64,720	$55,500	$61,553	$42,275	$33,779	$16,548	$17,823	$21,169	$22,677	$20,940

Borrowings outstanding, end of year (000)	$46,127	$46,127	$81,102	$80,452	$68,102	$46,127	$46,127	$81,102	$80,452	$68,102

Asset coverage, end of year $1,000	$10,658	$10,166	$7,524	$7,297	$7,945	$10,658	$10,166	$7,524	$7,297	$7,945

Portfolio turnover rate	18%	11%	10%	24%	25%	18%	11%	10%	24%	25%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	59

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.22	$11.55	$11.61	$10.63	$10.94	$11.21	$11.54	$11.60	$10.62	$10.93

Net investment income[1]	0.35	0.37	0.37	0.39	0.41	0.39	0.42	0.42	0.45	0.46
Net realized and unrealized gain (loss)	0.10	(0.33)	(0.05)	0.99	(0.31)	0.10	(0.34)	(0.05)	0.97	(0.31)

Net increase from investment operations	0.45	0.04	0.32	1.38	0.10	0.49	0.08	0.37	1.42	0.15

Distributions from net investment income[2]	(0.35)	(0.37)	(0.38)	(0.40)	(0.41)	(0.39)	(0.41)	(0.43)	(0.44)	(0.46)

Net asset value, end of year	$11.32	$11.22	$11.55	$11.61	$10.63	$11.31	$11.21	$11.54	$11.60	$10.62

Total Return[3]
Based on net asset value	4.01%	0.53%	2.73%	13.15%	0.94%	4.45%	0.95%	3.15%	13.63%	1.42%

Ratios to Average Net Assets
Total expenses	1.75%	1.76%	1.79%	1.80%	1.78%	1.35%	1.35%	1.37%	1.38%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.74%	1.75%	1.78%	1.78%	1.76%	1.33%	1.33%	1.37%	1.36%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.68%	1.67%	1.67%	1.68%	1.66%	1.26%	1.26%	1.26%	1.26%	1.18%

Net investment income	3.04%	3.42%	3.20%	3.56%	3.82%	3.46%	3.84%	3.62%	3.99%	4.29%

Supplemental Data
Net assets, end of year (000)	$28,972	$24,647	$32,733	$24,714	$16,603	$4,735	$5,460	$7,386	$7,988	$7,989

Borrowings outstanding, end of year (000)	$46,127	$46,127	$81,102	$80,452	$68,102	$46,127	$46,127	$81,102	$80,452	$68,102

Asset coverage, end of year $1,000	$10,658	$10,166	$7,524	$7,297	$7,945	$10,658	$10,166	$7,524	$7,297	$7,945

Portfolio turnover rate	18%	11%	10%	24%	25%	18%	11%	10%	24%	25%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

60	ANNUAL REPORT	MAY 31, 2015

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional						Investor A
	Year Ended May 31,						Year Ended May 31,
	2015		2014	2013	2012	2011	2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.35		$11.41	$11.36	$10.52	$10.50	$11.35		$11.41	$11.36	$10.51	$10.50

Net investment income[1]	0.32		0.32	0.35	0.40	0.41	0.28		0.30	0.32	0.37	0.38
Net realized and unrealized gain (loss)	(0.07)		0.04	0.11	0.83	0.02	(0.07)		0.03	0.11	0.85	0.01

Net increase from investment operations	0.25		0.36	0.46	1.23	0.43	0.21		0.33	0.43	1.22	0.39

Distributions from:[2]
Net investment income	(0.32)		(0.33)	(0.36)	(0.39)	(0.41)	(0.29)		(0.30)	(0.33)	(0.37)	(0.38)
Net realized gain	(0.04)		(0.09)	(0.05)	—	—	(0.04)		(0.09)	(0.05)	—	—

Total distributions	(0.36)		(0.42)	(0.41)	(0.39)	(0.41)	(0.33)		(0.39)	(0.38)	(0.37)	(0.38)

Net asset value, end of year	$11.24		$11.35	$11.41	$11.36	$10.52	$11.23		$11.35	$11.41	$11.36	$10.51

Total Return[3]
Based on net asset value	2.13%		3.28%	4.02%	11.91%	4.10%	1.81%		3.04%	3.75%	11.76%	3.75%

Ratios to Average Net Assets
Total expenses	0.69%	[4]	0.73%	0.70%	0.70%	0.72%	0.92%	[4]	0.96%	0.96%	0.94%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64%	[4]	0.68%	0.65%	0.65%	0.67%	0.87%	[4]	0.91%	0.91%	0.89%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.59%	[4]	0.65%	0.62%	0.64%	0.66%	0.82%	[4]	0.88%	0.88%	0.88%	0.90%

Net investment income	2.82%	[4]	2.95%	3.04%	3.61%	3.86%	2.59%	[4]	2.73%	2.77%	3.37%	3.63%

Supplemental Data
Net assets, end of year (000)	$2,186,540		$953,869	$425,281	$256,517	$164,130	$801,753		$283,506	$238,482	$139,600	$67,194

Borrowings outstanding, end of year (000)	$298,790		$130,985	$35,179	$18,574	$500	$298,790		$130,985	$35,179	$18,574	$500

Asset coverage, end of year $1,000	$11,804		$11,657	$1,025	$29,330	$635,623	$11,804		$11,657	$1,025	$29,330	$635,623

Portfolio turnover rate	185%		200%	17%	15%	30%	185%		200%	17%	15%	30%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	For the year ended May 31, 2015, excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2015	61

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1						Investor C
	Year Ended May 31,						Year Ended May 31,
	2015		2014	2013	2012	2011	2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.35		$11.41	$11.36	$10.51	$10.50	$11.35		$11.41	$11.36	$10.52	$10.50

Net investment income[1]	0.31		0.32	0.34	0.38	0.39	0.20		0.22	0.23	0.28	0.30
Net realized and unrealized gain (loss)	(0.09)		0.03	0.11	0.85	0.01	(0.08)		0.03	0.11	0.84	0.02

Net increase from investment operations	0.22		0.35	0.45	1.23	0.40	0.12		0.25	0.34	1.12	0.32

Distributions from:[2]
Net investment income	(0.30)		(0.32)	(0.35)	(0.38)	(0.39)	(0.20)		(0.22)	(0.24)	(0.28)	(0.30)
Net realized gain	(0.04)		(0.09)	(0.05)	—	—	(0.04)		(0.09)	(0.05)	—	—

Total distributions	(0.34)		(0.41)	(0.40)	(0.38)	(0.39)	(0.24)		(0.31)	(0.29)	(0.28)	(0.30)

Net asset value, end of year	$11.23		$11.35	$11.41	$11.36	$10.51	$11.23		$11.35	$11.41	$11.36	$10.52

Total Return[3]
Based on net asset value	1.94%		3.19%	3.91%	11.90%	3.89%	1.03%		2.26%	2.98%	10.80%	3.06%

Ratios to Average Net Assets
Total expenses	0.78%	[4]	0.81%	0.80%	0.81%	0.82%	1.69%	[4]	1.72%	1.71%	1.71%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73%	[4]	0.76%	0.75%	0.76%	0.77%	1.64%	[4]	1.66%	1.66%	1.65%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.68%	[4]	0.73%	0.72%	0.75%	0.77%	1.58%	[4]	1.64%	1.63%	1.64%	1.67%

Net investment income	2.70%	[4]	2.89%	2.97%	3.51%	3.75%	1.80%	[4]	1.98%	2.03%	2.60%	2.86%

Supplemental Data
Net assets, end of year (000)	$34,264		$37,708	$44,121	$46,021	$44,952	$205,674		$120,840	$135,599	$82,483	$37,243

Borrowings outstanding, end of year (000)	$298,790		$130,985	$35,179	$18,574	$500	$298,790		$130,985	$35,179	$18,574	$500

Asset coverage, end of year $1,000	$11,804		$11,657	$1,025	$29,330	$635,623	$11,804		$11,657	$1,025	$29,330	$635,623

Portfolio turnover rate	185%		200%	17%	15%	30%	185%		200%	17%	15%	30%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	For the year ended May 31, 2015, excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

62	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements

1. Organization:

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A1, Investor B, and Investor C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A1 distribution and service plan). On June 23, 2015, all issued and outstanding Investor B Shares of California Municipal Opportunities were converted into Investor A1 Shares with the same relative aggregate net asset value.

Share Name	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Service Shares	No	No	None
Investor A and Investor A1 Shares	Yes	Yes[1]	None
Investor B Shares	No	Yes	To Investor A1 Shares after 10 years
Investor C and Investor C1 Shares	No	Yes	None

[1]	Investor A and Investor A1 Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price.

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

ANNUAL REPORT	MAY 31, 2015	63

Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

64	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (continued)

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

The TOB Residuals held by a Fund generally provide the Funds with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. Thereafter, that Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended May 31, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

TOB Trusts are typically supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of TOTES (as described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Trust Certificates or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. The Liquidity Provider is not obligated to advance such a loan. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust. Tendered TOB Trust Certificates are supported by a remarketing agent. However, the remarketing agent is not anticipated to purchase tendered TOB Trust Certificates for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates.

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Funds will typically enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at May 31, 2015 in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Funds

ANNUAL REPORT	MAY 31, 2015	65

Notes to Financial Statements (continued)

incurred non-recurring, legal and restructuring fees are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At May 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability for TOB Trust Certificates	Range of Interest Rates
California Municipal Opportunities	$154,998,519	$69,452,527	0.10% - 0.25%
New Jersey Municipal Bond	$12,483,529	$7,231,154	0.11% - 0.36%
Pennsylvania Municipal Bond	$96,884,605	$46,126,645	0.11% - 0.25%
Strategic Municipal Opportunities	$542,786,899	$298,789,958	0.09% - 0.30%

For the year ended May 31, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
California Municipal Opportunities	$42,148,497	0.63%
New Jersey Municipal Bond	$7,231,154	0.81%
Pennsylvania Municipal Bond	$46,126,645	0.61%
Strategic Municipal Opportunities	$197,820,437	0.63%

The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at May 31, 2015.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk and interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Swaps: The Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

66	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2015
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Interest rate contracts	Net unrealized depreciation[1]	$(2,252,457)	$(65,232)	$(82,906)	$(10,069,649)

[1]

Includes the cumulative depreciation on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2015
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation (Depreciation) On
	California Municipal Opportunities	New Jersey Municipal Bond	California Municipal Opportunities	New Jersey Municipal Bond
Interest rate contracts:
Financial Futures Contracts	$3,993,349	$(817,317)	$(1,853,179)	$118,312
Credit Contracts:
Swaps	—	—	—	—

Total	$3,993,349	$(817,317)	$(1,853,179)	$118,312

	Pennsylvania Municipal Bond	Strategic Municipal Opportunities	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Interest rate contracts:
Financial Futures Contracts	$(373,435)	$(29,694,690)	$(101,043)	$(6,952,004)
Credit Contracts:
Swaps	—	(12,490)	—	(22,974)

Total	$(373,435)	$(29,707,180)	$(101,043)	$(6,974,978)

ANNUAL REPORT	MAY 31, 2015	67

Notes to Financial Statements (continued)

For the year ended May 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	California Municipal Opportunities		New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Financial Futures Contracts:
Average notional value of contracts — long	$19,307,813	[1]	—	—	$65,065,625	[1]
Average notional value of contracts — short	$128,124,746		$29,138,828	$22,736,016	$1,289,102,868
Credit default swaps:
Average notional amount — buy protection	—		—	—	$25,000,000	[1]
Average notional amount — sell protection	—		—	—	$25,000,000	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond Funds pay the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.55%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.50%

68	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (continued)

Strategic Municipal Opportunities pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

The Manager, with respect to Strategic Municipal Opportunities, contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2016. For the year ended May 31, 2015, the Manager waived $1,183,476, which is included in fees waived by the Manager in the Statements of Operations.

The Manager, with respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, contractually or voluntarily agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The current expense limitations as a percentage of net assets are as follows:

	California Municipal Opportunities	New Jersey Municipal Bond		Pennsylvania Municipal Bond
	Contractual	Contractual		Contractual[1]
Institutional	0.66%	0.75%		0.71%
Service	—	0.84%		0.89%
Investor A	0.84%	0.84%		0.89%
Investor A1	—	0.72%	[1]	0.73%
Investor C	1.60%	1.61%		1.68%
Investor C1	—	1.23%	[1]	1.26%

[1]	Contractual waiver became effective on October 1, 2014.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to October 1, 2016, unless approved by the Board, including a majority of the Independent Trustees. Prior to October 1, 2014, the waivers and/or reimbursements for Pennsylvania Municipal Bond were voluntary.

As a result, for the year ended May 31, 2015, the Manager waived and/or reimbursed the following amounts, which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations.

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	$243	$1,026	$290,145
Service	—	$20,082	$6,255
Investor A	$33,752	$28,438	$33,663
Investor A1	—	$4,743	$9,200
Investor C	$19,903	$7,193	$268
Investor C1	—	$406	$1,013

In addition, the following Funds had a waiver of investment advisory fees that is included in fees waived by the Manager in the Statements of Operations. For the year ended May 31, 2015, the amounts were as follows:

California Municipal Opportunities	$267,431
New Jersey Municipal Bond	$178,733
Pennsylvania Municipal Bond	$21,740

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment

ANNUAL REPORT	MAY 31, 2015	69

Notes to Financial Statements (continued)

advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the year ended May 31, 2015, the amounts waived were as follows:

California Municipal Opportunities	$6,078
New Jersey Municipal Bond	$4,700
Pennsylvania Municipal Bond	$288
Strategic Municipal Opportunities	$7,742

For the year ended May 31, 2015, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

California Municipal Opportunities	$5,761
New Jersey Municipal Bond	$2,509
Pennsylvania Municipal Bond	$4,346
Strategic Municipal Opportunities	$17,180

Each Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	—	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor B	0.25%	—	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	$72,269	$256,381
Service	$2,287	$175
Investor A	$126	$24

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Institutional	$423	$388	$453	$3,394
Service	—	$1,553	$18	—
Investor A	$393	$669	$845	$1,330
Investor A1	$2,171	$394	$613	$303
Investor B	$6	—	—	—
Investor C	$275	$254	$263	$823
Investor C1	$42	$72	$37	—

70	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (continued)

If during California Municipal Opportunities and New Jersey Municipal Bond fiscal years the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Funds, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Funds’ investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended May 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$12,799	$14,084	$14,534	$60,431
Investor A1	$1	—	—	—

For the year ended May 31, 2015, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$10,710	$285	$1,445	$100,642
Investor C	$5,179	$1,594	$1,670	$45,018

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended May 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Strategic Municipal Opportunities	$6,209,360	—

6. Purchases and Sales:

For the year ended May 31, 2015, purchases and sales of investments excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$624,751,769	$62,113,168	$115,867,998	$6,452,067,730
Sales	$448,038,061	$37,163,613	$84,395,967	$4,626,867,210

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended May 31, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of May 31, 2015, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Undistributed net investment income	$31,892	$138,183	$(51,317)	$(61,932)
Accumulated net realized loss	$(31,892)	$(138,183)	$51,317	$61,932

ANNUAL REPORT	MAY 31, 2015	71

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax-exempt income	5/31/15	$20,190,298	$8,947,122	$16,876,509	$59,689,128
	5/31/14	21,557,874	8,946,318	18,858,665	21,306,467
Ordinary income	5/31/15	139,679	—	51,480	10,782,030
	5/31/14	—	22,210	69,310	1,292,798
Long-term capital gains	5/31/15	—	—	—	394,927
	5/31/14	4,734,236	—	—	3,966,371

Total	5/31/15	$20,329,977	$8,947,122	$16,927,989	$70,866,085

	5/31/14	$26,292,110	$8,968,528	$18,927,975	$26,565,636

As of May 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Undistributed tax-exempt income	$333,304	$852,472	$222,818	—
Undistributed ordinary income	—	60,900	9,431	$31,355
Capital loss carryforwards	(20,681,364)	(6,268,198)	(27,912,721)	—
Net unrealized gains[1]	41,138,672	16,944,438	34,094,280	(9,115,592)
Qualified late-year losses[2]	—	—	—	(7,995,631)

Total	$20,790,612	$11,589,612	$6,413,808	$(17,079,868)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in tender option bond trusts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2015 the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
2017	—	$1,037,279	$9,367,197
2018	—	260,363	6,928,880
2019	—	243,757	720,781
No expiration date[3]	$20,681,364	4,726,799	10,895,863

Total	$20,681,364	$6,268,198	$27,912,721

[3]	Must be utilized prior to losses subject to expiration.

During the year ended May 31, 2015, California Municipal Opportunities Fund utilized $1,219,033 of its capital loss carryforward.

As of May 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$694,575,487	$244,954,511	$436,996,261	$3,219,482,014

Gross unrealized appreciation	$45,137,839	$18,929,317	$35,717,938	$37,403,976
Gross unrealized depreciation	(3,999,167)	(1,952,862)	(1,608,474)	(46,283,380)

Net unrealized appreciation (depreciation)	$41,138,672	$16,976,455	$34,109,464	$(8,879,404)

8. Bank Borrowings:

The Trusts, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset

72	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (continued)

coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Funds to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of May 31, 2015, the California Municipal Opportunities invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors, New Jersey Municipal Bond invested a significant portion of its assets in securities in the transportation and county/city/special district/school district sectors and Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the health and education sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in

ANNUAL REPORT	MAY 31, 2015	73

Notes to Financial Statements (continued)

which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Funds. The Funds may utilize service providers in meeting these responsibilities. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Funds as the TOB Residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2015		Year Ended May 31, 2014
California Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,930,328	$198,015,455	7,800,219	$92,277,258
Shares issued in reinvestment of distributions	466,467	5,775,517	579,362	6,769,494
Shares redeemed	(7,730,712)	(95,805,410)	(14,832,343)	(171,846,995)

Net increase (decrease)	8,666,083	$107,985,562	(6,452,762)	$(72,800,243)

Investor A
Shares sold and automatic conversion of shares	6,971,976	$86,343,740	2,465,253	$28,904,915
Shares issued in reinvestment of distributions	283,526	3,508,757	354,240	4,135,859
Shares redeemed	(1,870,915)	(23,137,375)	(6,940,663)	(81,223,756)

Net increase (decrease)	5,384,587	$66,715,122	(4,121,170)	$(48,182,982)

Investor A1
Shares sold	34,866	$427,507	206,468	$2,422,145
Shares issued in reinvestment of distributions	244,496	3,026,455	361,820	4,229,954
Shares redeemed	(1,272,408)	(15,739,840)	(2,070,752)	(24,144,274)

Net decrease	(993,046)	$(12,285,878)	(1,502,464)	$(17,492,175)

Investor B
Shares sold	8	$120	124	$1,433
Shares issued in reinvestment of distributions	1,072	13,273	3,560	41,516
Shares redeemed and automatic conversion of shares	(41,469)	(508,873)	(210,777)	(2,477,540)

Net decrease	(40,389)	$(495,480)	(207,093)	$(2,434,591)

Investor C
Shares sold	1,076,939	$13,338,291	758,332	$8,955,739
Shares issued in reinvestment of distributions	100,930	1,249,666	167,638	1,956,206
Shares redeemed	(1,011,507)	(12,511,346)	(2,979,404)	(34,781,958)

Net increase (decrease)	166,362	$2,076,611	(2,053,434)	$(23,870,013)

74	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
California Municipal Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	17	$208	1,780	$20,683
Shares issued in reinvestment of distributions	19,210	237,811	31,440	367,150
Shares redeemed	(148,121)	(1,832,445)	(375,152)	(4,347,685)

Net decrease	(128,894)	$(1,594,426)	(341,932)	$(3,959,852)

Total Net Increase (Decrease)	13,054,703	$162,401,511	(14,678,855)	$(168,739,856)

New Jersey Municipal Bond
Institutional
Shares sold	1,630,365	$18,258,180	1,779,455	$19,142,716
Shares issued in reinvestment of distributions	111,604	1,250,170	89,306	948,587
Shares redeemed	(1,128,551)	(12,632,971)	(2,795,858)	(29,525,153)

Net increase (decrease)	613,418	$6,875,379	(927,097)	$(9,433,850)

Service
Shares sold	205,392	$2,294,805	237,123	$2,512,079
Shares issued in reinvestment of distributions	47,540	532,469	54,956	583,227
Shares redeemed	(261,660)	(2,937,762)	(407,882)	(4,305,615)

Net decrease	(8,728)	$(110,488)	(115,803)	$(1,210,309)

Investor A
Shares sold and automatic conversion of shares	2,818,038	$31,576,727	1,551,053	$16,525,698
Shares issued in reinvestment of distributions	159,101	1,784,583	134,010	1,425,478
Shares redeemed	(1,004,767)	(11,260,252)	(2,390,845)	(25,372,079)

Net increase (decrease)	1,972,372	$22,101,058	(705,782)	$(7,420,903)

Investor A1
Shares sold and automatic conversion of shares	52	$591	90,223	$995,957
Shares issued in reinvestment of distributions	61,275	687,087	71,657	761,977
Shares redeemed	(188,495)	(2,107,096)	(450,173)	(4,789,415)

Net decrease	(127,168)	$(1,419,418)	(288,293)	$(3,031,481)

Investor B
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(17,618)	$(195,247)

Net decrease	—	—	(17,618)	$(195,247)

Investor B1
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(81,704)	$(905,769)

Net decrease	—	—	(81,704)	$(905,769)

Investor C
Shares sold	507,172	$5,670,560	371,350	$3,939,892
Shares issued in reinvestment of distributions	53,230	595,909	57,114	606,463
Shares redeemed	(344,264)	(3,838,037)	(731,885)	(7,711,140)

Net increase (decrease)	216,138	$2,428,432	(303,421)	$(3,164,785)

ANNUAL REPORT	MAY 31, 2015	75

Notes to Financial Statements (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
New Jersey Municipal Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	—	—	1,111	$11,629
Shares issued in reinvestment of distributions	14,957	$167,519	17,496	185,848
Shares redeemed	(64,984)	(723,089)	(141,321)	(1,473,250)

Net decrease	(50,027)	$(555,570)	(122,714)	$(1,275,773)

Total Net Increase (Decrease)	2,616,005	$29,319,393	(2,562,432)	$(26,638,117)

Pennsylvania Municipal Bond
Institutional
Shares sold	3,746,717	$42,755,119	1,880,083	$20,306,515
Shares issued in reinvestment of distributions	194,959	2,220,887	166,975	1,802,537
Shares redeemed	(3,295,305)	(37,562,640)	(8,689,280)	(92,961,113)

Net increase (decrease)	646,371	$7,413,366	(6,642,222)	$(70,852,061)

Service
Shares sold	184,768	$2,102,289	239,457	$2,578,070
Shares issued in reinvestment of distributions	26,517	302,106	26,132	282,273
Shares redeemed	(109,485)	(1,245,893)	(294,778)	(3,164,022)

Net increase (decrease)	101,800	$1,158,502	(29,189)	$(303,679)

Investor A
Shares sold and automatic conversion of shares	1,423,426	$16,240,574	1,373,680	$14,737,209
Shares issued in reinvestment of distributions	183,313	2,089,938	188,718	2,040,540
Shares redeemed	(833,512)	(9,494,710)	(1,947,891)	(20,846,115)

Net increase (decrease)	773,227	$8,835,802	(385,493)	$(4,068,366)

Investor A1
Shares sold and automatic conversion of shares	22	$275	49,585	$563,518
Shares issued in reinvestment of distributions	33,035	376,613	37,363	404,139
Shares redeemed	(159,452)	(1,809,537)	(331,962)	(3,568,440)

Net decrease	(126,395)	$(1,432,649)	(245,014)	$(2,600,783)

Investor B
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(10,644)	$(121,108)

Net decrease	—	—	(10,644)	$(121,108)

Investor B1
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(45,807)	$(521,315)

Net decrease	—	—	(45,807)	$(521,315)

Investor C
Shares sold	690,736	$7,877,563	322,578	$3,505,852
Shares issued in reinvestment of distributions	60,112	685,313	65,760	710,204
Shares redeemed	(387,139)	(4,419,374)	(1,026,852)	(10,993,211)

Net increase (decrease)	363,709	$4,143,502	(638,514)	$(6,777,155)

76	ANNUAL REPORT	MAY 31, 2015

Notes to Financial Statements (concluded)

	Year Ended May 31, 2015		Year Ended May 31, 2014
Pennsylvania Municipal Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	3,629	$40,464	955	$10,170
Shares issued in reinvestment of distributions	11,012	125,363	13,589	146,697
Shares redeemed	(82,857)	(944,445)	(167,753)	(1,802,262)

Net decrease	(68,216)	$(778,618)	(153,209)	$(1,645,395)

Total Net Increase (Decrease)	1,690,496	$19,339,905	(8,150,092)	$(86,889,862)

Strategic Municipal Opportunities
Institutional
Shares sold	148,130,270	$1,690,950,327	74,244,925	$830,142,254
Shares issued in reinvestment of distributions	3,499,012	39,890,214	840,070	9,251,386
Shares redeemed	(41,041,810)	(467,345,631)	(28,328,093)	(309,223,607)

Net increase	110,587,472	$1,263,494,910	46,756,902	$530,170,033

Investor A
Shares sold	59,618,282	$680,153,895	15,812,719	$175,930,126
Shares issued in reinvestment of distributions	1,248,989	14,231,265	559,069	6,130,474
Shares redeemed	(14,459,639)	(164,394,200)	(12,295,974)	(134,512,814)

Net increase	46,407,632	$529,990,960	4,075,814	$47,547,786

Investor A1
Shares sold and automatic conversion of shares	46	$601	87,378	$987,696
Shares issued in reinvestment of distributions	59,201	675,006	86,140	943,848
Shares redeemed	(331,322)	(3,772,203)	(718,764)	(7,895,979)

Net decrease	(272,075)	$(3,096,596)	(545,246)	$(5,964,435)

Investor B
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(71,299)	$(807,109)

Net decrease	—	—	(71,299)	$(807,109)

Investor C
Shares sold	9,977,437	$113,784,728	3,847,916	$42,684,444
Shares issued in reinvestment of distributions	270,084	3,078,993	221,993	2,430,881
Shares redeemed	(2,585,812)	(29,431,637)	(5,308,870)	(58,064,794)

Net increase (decrease)	7,661,709	$87,432,084	(1,238,961)	$(12,949,469)

Total Net Increase	164,384,738	$1,877,821,358	48,977,210	$557,996,806

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

At the close of business on June 23, 2015, all issued and outstanding Investor B Shares of California Municipal Opportunities were converted into Investor A1 Shares with the same relative aggregate net asset value.

In order to comply with the Volcker Rule, certain TOB Trusts were restructured and the respective TOB Trusts are no longer sponsored by a banking entity. As of July 23, 2015, the following information relates to the restructured TOB Trusts:

	Underlying Municipal Bonds Transferred to Restructured TOB Trusts	Liability for TOB Trust Certificates Associated With the Restructured TOB Trusts
California Municipal Opportunities	$68,183,388	$30,292,999
Strategic Municipal Opportunities	$364,563,999	$203,789,958

ANNUAL REPORT	MAY 31, 2015	77

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund and the Board of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of BlackRock California Municipal Opportunities Fund (formerly the BlackRock California Municipal Bond Fund) of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, two of the portfolios constituting BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, as of May 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended May 31, 2015:

	Payable Dates	BlackRock California Municipal Opportunities Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]	June 2014 - December 2014	—	100.00%	99.43%
	January 2015 - May 2015	100.00%	—	99.99%
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Strategic Municipal Opportunities Fund distributed long-term capital gains of $0.001875 per share to shareholders of record on December 4, 2014.

All other net investment income distributions paid by BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund qualify as tax-exempt interest dividends for federal income tax purposes.

78	ANNUAL REPORT	MAY 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”), met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

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Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Strategic Municipal Opportunities Fund, a customized peer group selected by BlackRock and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of each of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Strategic Municipal Opportunities Fund, a customized peer group selected by BlackRock and certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the third quartile against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the California Municipal Opportunities Fund in that it measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the California Municipal Opportunities Fund’s underperformance during these periods. The Board was informed that, among other things, management favored a below benchmark duration posture during 2014, at a time when a more aggressive stance would have been more additive. Underperformance during the three- and five-year periods stemmed predominantly from an above market average duration posture. The Board noted that effective January 26, 2015, the California Municipal Opportunities Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock California Municipal Bond Fund to BlackRock California Municipal Opportunities Fund.

The Board and BlackRock also discussed BlackRock’s strategy for improving the California Municipal Opportunities Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the California Municipal Opportunities Fund’s portfolio managers in seeking to do so.

The Board noted that for each of the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the first quartile against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the New Jersey Municipal Bond Fund in that it measures a blend of total return and yield.

The Board noted that for each of the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the first quartile against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the Pennsylvania Municipal Bond Fund in that it measures a blend of total return and yield.

The Board noted that for each of the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the first quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for the Strategic Municipal Opportunities Fund in that it ranks the Strategic Municipal Opportunities Fund’s performance based on a blend of total return and yield. The Board also noted a comparison of Fund performance relative to certain other performance metrics that reflect the Strategic Municipal Opportunities Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Strategic Municipal Opportunities Fund’s objective. The Board noted that effective January 27, 2014, Strategic Municipal Opportunities Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock Intermediate Municipal Fund to BlackRock Strategic Municipal Opportunities Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

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Disclosure of Investment Advisory Agreements (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the California Municipal Opportunities Fund’s Expense Peers. The Board determined that the California Municipal Opportunities Fund’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis, as applicable. The contractual expense cap was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board determined that the New Jersey Municipal Bond Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily assets on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental customized peer group consisting of funds that are generally similar to the Strategic Municipal Opportunities Fund. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Strategic Municipal Opportunities Fund.

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Disclosure of Investment Advisory Agreements (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consulting LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergen plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

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Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trusts’ by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]   Date shown is the earliest date a person has served for the Trusts. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present Trustee and President; 2010 to present Chief Executive Officer	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or the PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trusts serve at the pleasure of the Board.

ANNUAL REPORT	MAY 31, 2015	85

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.
Further information about the Trusts’ Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of each Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of each Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of each Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of each Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of each Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

86	ANNUAL REPORT	MAY 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	MAY 31, 2015	87

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

88	ANNUAL REPORT	MAY 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust	$33,013	$33,013	$0	$0	$12,852	$12,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust	$12,852	$12,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: July 29, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust

Date: July 29, 2015